The Flex-funds
--------------

    The Aggressive Growth Fund
    The Dynamic Growth Fund
    The Total Return Utilities Fund
    The Highlands Growth Fund
    The Muirfield Fund
    The U.S. Government Bond Fund
    The Money Market Fund

    2001
    Annual Report

    December 31, 2001

[GRAPHIC]

The Flex-funds
--------------

    Table of Contents

    Letter from the President........................     1
    Annual Market Commentary.........................     3
    The Aggressive Growth Fund.......................     6
    The Dynamic Growth Fund..........................     8
    The Total Return Utilities Fund..................    10
    The Highlands Growth Fund........................    12
    The Muirfield Fund...............................    14
    The U.S. Government Bond Fund....................    16
    The Money Market Fund.........................       18
    Portfolio Holdings & Financial Statements........    21

The Flex-funds
--------------

[PHOTO]

Robert S. Meeder Sr.
President

Letter from the President

The financial markets seemed to go from bad in 2000 to worse in 2001, marking this period as the most difficult we have faced in our 16 years as a mutual fund family. The past two years were the worst back-to-back years for the U.S. stock market since 1973 and 1974. The fixed income arena was no less challenging, with increased volatility rocking the more moderate flow of the bond market.

Meeting these challenges required a significant effort on the part of our Investment Management staff. Many of you know that in 2001 I became more involved with Robert Meeder, Jr. in the implementation of our Defensive Investing discipline and the management of The Muirfield Fund. My involvement with The Flex-funds had never truly diminished, as I continued to serve as a guide and as a resource for our entire Investment Management department. Late last year, I again had the responsibility for the day-to-day duties of Chief Investment Officer for Meeder Asset Management, the investment manager of The Flex-funds. In this role, I also increased my involvement with the management of The Muirfield Fund.

Our staff of highly educated and experienced investment professionals have worked with our disciplines for many years and understand their objectives. Within the Meeder Asset Management organization, Robert M. Wagner, CFA is Portfolio Manager for The Dynamic Growth Fund and The Aggressive Growth Fund responsible for the implementation of our Strategic Fund Selection discipline in both funds. Prior to this year, Bob was Assistant Portfolio Manager for these Funds since their inception, with primary responsibility for the research and decision-making for these Funds. Joseph A. Zarr is now Co-Portfolio Manager for The Money Market Fund, for which he has assisted in the management for more than 10 years. Joe has served as Portfolio Manager for The U.S. Government Bond Fund since 1996, and brings over 23 years of investment industry experience to the helm of both funds. Additionally, Richard A. Clemens, CFA serves with Joe as Co-Portfolio Manager for The Money Market Fund. Rick is a Chartered Financial Analyst who has performed much of the research duties on the securities under consideration for investment by the Fund.

With the inclusion of support staff, the Investment Management

2001 Annual Report | December 31, 2001                                         1

The Flex-funds
--------------

department at Meeder Asset Management brings over 90 years of investment industry experience to the management of The Flex-funds. In addition, the subadvisors of The Flex-funds add a significant level of expertise and specialization to the investment options available through The Flex-funds. In The Highlands Growth Fund, the nine "sector specialists" brought together by Portfolio Manager William L. Gurner of Sector Capital Management, LLC provide individual investors access to some of the best stockpickers in the country. In The Total Return Utilities Fund, investment industry veteran Lowell G. Miller has been able to achieve strong relative returns for shareholders through a difficult year in 2001 and over the long term with his expertise in the utilities marketplace. In the Meeder Advisor Funds International Equity Fund, the team of global stock market specialists at CGU Fund Management, based in London, England, provide individual investors valuable insight on investment opportunities from all corners of the globe.

With the wealth of knowledge and experience in the management teams behind these portfolios, we have created a family of mutual funds that we trust will assist you in meeting your individual investment objectives. Thank you for investing with The Flex-funds.

Sincerely,

/s/ Robert S. Meeder

Robert S. Meeder, Sr.
President


2                                         2001 Annual Report | December 31, 2001

The Flex-funds
--------------

Chart 1: Fed Funds Target Rate
January 1, 2001 to December 31, 2001

      [CHART]

Source: Bloomberg

Annual Market Commentary

When recounting events of 2001, the enduring memory of September 11 dominates our thoughts. A tribute to our country's strength and resolve, our national response in the wake of the tragedy shows that we can rise above the rubble and clouds to swiftly conquer an enemy heretofore hardly known. We have also risen to the aid of families affected by tragic events of September 11. Such strength and resolve are innate to the viability of our nation and its values.

The Year In Equities:
The Good, The Bad, and The Unthinkable

The year began on a positive note - with a half-point reduction in the Fed funds target rate by the Federal Reserve on January 3rd. This would be the first of 11 rate cuts the Fed made in 2001, as it abandoned its restrictive bias in favor of a more accomodating rate-easing policy. (See Chart 1 at left.) Historically, a declining interest rate environment has been beneficial to the equity market. But stocks failed to respond to the Fed's initial efforts to stimulate economic growth. The S&P 500 Index dropped 11% in the 1st Quarter -- its worst three month decline since the 3rd Quarter of 1990.

The 2nd Quarter offered some relief, in the form of a solid equity rally during April and May. The rally came with good underlying technical conditions: more stocks were advancing than declining and hitting new highs on a daily basis. Moreover, various segments of the equity market were in a definitive uptrend: value stocks continued to demonstrate strength relative to growth stocks, and defensive sectors such as energy, healthcare, and financial services retained their strong performance relative to the broad market. But the advance eventually only recovered some of the equity market losses of the 1st Quarter. The larger economic picture presented a dimmer outlook for growth. Investor sentiment was generally negative, and companies of all stripes issued poor earnings announcements and profit warnings. By late summer, stock trends were deteriorating, risk was increasing, and our position on the equity market turned more cautious.

The effect of the September 11th terrorist attacks on the financial markets was significant to say the least, but largely con-

                                                            Continued on page 4.


2001 Annual Report | December 31, 2001                                         3

The Flex-funds
--------------

--------------------------------------------------------------------------------
The effect of the September 11th terrorist attacks on the financial markets was significant to say the least, but largely confined to the week following the attacks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bonds continued to rally through most of 2001 but the trend peaked in early November and turned dramatically negative.
--------------------------------------------------------------------------------

Annual Market Commentary (continued from page 3)

fined to the week following the attacks. The market sell-off following the September 11th tragedy spared neither growth nor value, and few sectors emerged unscathed from the decline in equity values. The dramatic decline of the week ended September 21 was accompanied by heavy trading volume. This is normally a sign of a market bottom, which historically has been followed by a sequence of short-term rallies and declines to test the established lows. This historical precedent tempered our outlook for a speedy recovery in the stock market from the September 21 low.

The equity rally that occurred after September 21 was gradual but solid and nearly all stocks participated in the strength. Equity investors seemed to ignore the significant news events of the 4th Quarter, including international problems, the Enron debacle, and the official recognition in November of the U.S. economic recession, as stock prices moved higher through the end of the year. The major equity market indices finished 2001 with their best quarterly returns since 1999. The S&P 500 gained over 10% and the Nasdaq Composite Index - the bell-weather indicator for the technology sector -- gained more than 30%. Even with these strong 4th Quarter returns, the S&P 500 still finished the year down nearly -12%. The Nasdaq closed 2001 down more than -21% for the year. Perhaps more significantly, the losses in most equity indices over the last two years have erased the gains they made in 1999 and early 2000. For the 3 years ended December 31, 2001, the average annual total return for the S&P 500 Index is down -1%, and for the Nasdaq Composite Index the average annual total return is down nearly -4%.

The Year In Bonds:
Strong Performance But Shaky Landing

Bonds continued to rally through most of 2001 for several reasons. Investors flocked to the relative safety of the fixed income market through most of the year as the stock market sell-off intensified. Investors also drove up demand for bonds as they anticipated the effects of the economic slowdown with reduced inflation. Additionally, the U.S. Treasury's decision to discontinue the 30-year bond in November sent 10-year Treasury prices soaring. Soon after, the trend peaked and turned dramatically negative. Rates on the 10-year note climbed

4                                         2001 Annual Report | December 31, 2001

The Flex-funds
--------------

swiftly from 4.22% on November 7 to 5.26% on December 17, with an inverse effect on bond prices. It was the worst one-month decline for 10-year Treasury prices since May 1987.

The Federal Reserve's aggressive rate-easing policy impacted short-term bonds more than long-term bonds. Two- and three-year bonds appreciated more than longer-term securities through most of 2001 and suffered less in the decline late in the year. Also, the Fed's 11 consecutive rate reductions this year reduced money market fund yields to historic lows. It appears that the Fed may be nearing an end to this current cycle of rate cuts, as the market indicates that little or no change in short-term rates is expected in the coming months.

More information on the strategy and performance of our equity and fixed income funds in 2001 can be found on Pages 6-19 of this Annual Report.

The Year Ahead:
Reasons for Optimism and Caution

At the start of 2002, we are constructive but cautious on prospects for a better year ahead in the financial markets. Typically, the combination of declining interest rates, falling energy prices, and tax cuts have been good for the U.S. economy and the stock market. Plus, improved technical conditions and positive trends in the major stock market indices at the end of 2001 give us reasons to be encouraged. However, equities remain somewhat overvalued by several historical measurements. For long-term investors, we believe the financial markets will continue to provide opportunities for investment returns. According to Ibbotson Associates, 90% of all 5-year periods for the S&P 500 between 1926 and 2000 had positive average annual total returns. 97% of all 10-year periods during this time had positive average annual total returns. And 100% of all 15-year periods during this time had positive average annual total returns.

Our Portfolio Managers and our entire Investment Management staff are dedicated to the investment disciplines that have been the foundation of Meeder Financial since 1974. We trust that our investment management services will assist in meeting your investment objectives in the years to come.

2001 Annual Report | December 31, 2001                                         5

The Flex-funds
--------------

The Aggressive Growth Fund

--------------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                                          1       3        5        Since
as of December 31, 2001                                                     year   years    years    Inception
--------------------------------------------------------------------------------------------------------------
The Aggressive Growth Fund                                               -17.04%     --       --    -20.68%/1/
--------------------------------------------------------------------------------------------------------------
Meeder Asset Management Aggressive Growth Accounts Composite             -16.85%  11.46%   16.62%    16.92%/2/
--------------------------------------------------------------------------------------------------------------
Average Aggressive Growth Fund                                           -20.21%   3.86%    7.40%   -23.99%/3/
--------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                            -11.88%  -1.03%   10.70%    -7.92%/3/
--------------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                                   -21.05%  -3.83%    8.60%   -38.08%/3/
--------------------------------------------------------------------------------------------------------------

/1/ Inception Date: 2/29/00. /2/ Inception Date: 12/31/94. /3/ Average annual total return from 2/29/00 to
12/31/01.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Robert M. Wagner, CFA
Portfolio Manager

For 2001, The Flex-funds Aggressive Growth Fund returned -17.04%. The Fund outperformed the -20.21% annual return of the average aggressive growth fund, according to Morningstar. The Fund also outperformed the Nasdaq's -21.05% return for the year as of December 31, 2001, according to Morningstar.

As 2001 began, the Fund emphasized "defensive" sectors such as energy, healthcare, and financial services. We also targeted value funds as our Strategic Fund Selection discipline indicated strength in value stocks relative to growth. After the 1st Quarter, we determined that the relative strength of value stocks was diminishing and mid- and small-cap stocks were gaining ground. In the 3rd Quarter, we adopted a more blended theme in the Fund, across both styles and all capitalization ranges.

In the 4th Quarter, we lowered our exposure to energy and healthcare, and emphasized technology for the first time since June 2000. We also skewed the Fund slightly toward growth as momentum in growth stocks appeared to be improving relative to value stocks. At the start of 2002, we believe the Fund is positioned appropriately for the current stock market environment.

Past performance does not guarantee future results. All performance figures represent total and average annual total returns for the periods ended December 31, 2001, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above.

The returns for the Meeder Asset Management Aggressive Growth Accounts Composite represent a composite of the private accounts managed by Meeder Asset Management, manager of The Flex-funds, which employ a similar investment strategy to The Aggressive Growth Fund. We have included the returns of these privately-managed accounts to show the past performance of the advisor in managing substantially similar accounts to the Aggressive Growth Mutual Fund Portfolio. Please refer to the disclosure on page 20 for a description of what these returns represent and what they do not represent.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

6                                         2001 Annual Report | December 31, 2001

The Flex-funds
--------------



--------------------------------------------------------------------------------
Portfolio Holdings*                                      as of December 31, 2001

                                    [CHART]

   1) Rydex OTC                                         19%
   2) AIM Mid-Cap Growth Class A                        13%
   3) INVESCO Growth Fund                               11%
   4) AIM Global Financial Services                     11%
   5) Rydex Sector Healthcare                            9%
   6) Safeco Growth                                      6%
   7) AIM Small Cap Equity                               5%
   8) Rydex Biotechnology Sector                         5%
   9) PBHG Strategic Small Company                       5%
   10) Fidelity Capital Appreciation                     5%
   11) Cash Equivalents                                 11%



* Portfolio Holdings are subject to change.

--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOTS POINTS TO COME]

The chart compares The Aggressive Growth Fund's shares to benchmark indices. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 2/29/00-12/31/01. Beginning with this Annual Report, the Nasdaq Composite Index will be used as The Aggressive Growth Fund's broad-based index, because the composition of the underlying funds in The Aggressive Growth Fund's portfolio is typically more similar to the composition of the stocks in the Nasdaq Composite Index.

It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. Market indices such as the S&P 500 Composite Stock Price Index and the Nasdaq Composite Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Aggressive Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indices referred to on this page, please refer to previous page.


2001 Annual Report | December 31, 2001                                         7

The Flex-funds
--------------


The Dynamic Growth Fund

---------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                                       1       3       5       Since
as of December 31, 2001                                                  year   years   years   Inception
---------------------------------------------------------------------------------------------------------
The Dynamic Growth Fund                                               -13.47%     --      --   -14.61%/1/
---------------------------------------------------------------------------------------------------------
Meeder Asset Management Growth Accounts Composite                     -13.37%   8.75%  14.77%   16.15%/2/
---------------------------------------------------------------------------------------------------------
Average Growth Fund                                                   -14.20%   1.84%   9.25%  -11.34%/3/
---------------------------------------------------------------------------------------------------------
S&P 500 Index                                                         -11.88%  -1.03%  10.70%   -7.92%/3/
---------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                                -21.05%  -3.83%   8.60%  -38.08%/3/
---------------------------------------------------------------------------------------------------------
/1/ Inception Date: 2/29/00. /2/ Inception Date: 12/31/94. /3/ Average annual total return from 2/29/00 to 12/31/01.

Source for index and average fund data: Morningstar, Inc.
---------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Robert M. Wagner, CFA
Portfolio Manager

The Flex-funds Dynamic Growth Fund returned -13.47% for the year. The Fund outperformed the -14.20% annual return for the average growth fund according to Morningstar.

To start the year, the Fund emphasized large-cap value funds, which were exhibiting strength relative to growth funds in the 1st Quarter. Our sector targets included energy, healthcare, and financial services. As the year progressed, our Strategic Fund Selection discipline identified a shift in momentum, from value to growth and from large-cap to mid- and small-cap stocks. Therefore, we added a blended approach to the Fund's holdings in the 3rd Quarter across both styles and all capitalization ranges.

The stock market rebounded in the 4th Quarter with a 10.68% total return for the S&P 500. We maintained our blended structure through the period except for adding a slight emphasis toward growth funds in November. In addition, we reduced our exposure to energy and healthcare as it appeared the relative strength in these sectors was diminishing, and added some emphasis to technology for the first time since June 2000.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above.

The returns for the Meeder Asset Management Growth Accounts Composite represent a composite of the private accounts managed by Meeder Asset Management, manager of The Flex-funds, which employ a similar investment strategy to The Dynamic Growth Fund. We have included the returns of these privately-managed accounts to show the past performance of the advisor in managing substantially similar accounts to the Growth Mutual Fund Portfolio. Please refer to the disclosure on page 20 for a description of what these returns represent and what they do not represent.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

 8                                        2001 Annual Report | December 31, 2001

The Flex-funds
--------------


--------------------------------------------------------------------------------
Portfolio Holdings*                                      as of December 31, 2001

                                    [CHART]


    1) AIM Constellation                                 21%
    2) AIM Global Financial Services                     21%
    3) Federated Mid Cap                                 17%
    4) Rydex OTC                                         14%
    5) PBHG Strategic Small Company                      13%
    6) Rydex Sector Healthcare                            7%
    7) AIM Capital Development                            5%
    8) Cash & Equivalents                                 2%

* Portfolio Holdings are subject to change.

--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

The chart compares The Dynamic Growth Fund's shares to the S&P 500 index, the Fund's broad-based index, as well as other benchmark indices. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 2/29/00-12/31/01.

It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. Market indices such as the S&P 500 Composite Stock Price Index and the Nasdaq Composite Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indices referred to on this page, please refer to previous page.

2001 Annual Report | December 31, 2001                                         9

The Flex-funds
--------------

The Total Return Utilities Fund

------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                           1        3       5         Since
as of December 31, 2001                                      year    years   years     Inception
------------------------------------------------------------------------------------------------
The Total Return Utilities Fund                           -14.57%    7.16%  11.49%     13.18%/1/
------------------------------------------------------------------------------------------------
NYSE Utilities Index                                      -23.24%   -7.46%   7.75%      9.98%/2/
------------------------------------------------------------------------------------------------
S&P 500 Index                                             -11.88%   -1.03%  10.70%     13.94%/2/
------------------------------------------------------------------------------------------------
Dow Jones Utility Index                                   -26.27%    1.47%   8.84%     10.50%/2/
------------------------------------------------------------------------------------------------
Average Utility Fund                                      -21.21%   -0.64%   7.99%     10.53%/2/
------------------------------------------------------------------------------------------------

/1/ Inception Date: 6/21/95. /2/ Average annual total return from 6/30/95 to 12/31/01.

Source for index and average fund data: Morningstar and Bloomberg.

------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Lowell G. Miller
Portfolio Manager

The Total Return Utilities Fund outperformed both the average utility fund and the Dow Jones Utility Average for the year. The Fund returned -14.57% while the average utility fund declined -21.21% according to Morningstar and the Dow Jones Utility Average fell -26.27%.

The key to the Fund's outperformance for the year was our strategy of selecting stocks based on fundamentals and the strength of their balance sheets. However, intervening events adversely affected several of our holdings. First, the power crisis in California earlier in the year depreciated many electric stocks with little or no connection to the West Coast market. Several holdings in the Fund's portfolio declined during this period even though fundamentals for these companies were unchanged or improving.

Second, the fall of Enron awakened many investors to the risks that do exist in the utilities sector. The afteref-fects of the company's collapse, which include cleaner balance sheets, firmer prices, and less excessive trading, benefit the industries and investors who remain in the utility market. We continue to see opportunity for growth in the year ahead, particularly in both the gas distribution and telecommunications industries. Demand for utilities services dropped a little throughout the economic slowdown, but should pick up once economic growth resumes.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above.

Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value. The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The Dow Jones Utility Index is an unmanaged index of 15 utility sector stocks. The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

 10                                       2001 Annual Report | December 31, 2001

The Flex-funds
--------------


--------------------------------------------------------------------------------
Sector Weightings*                                       as of December 31, 2001

                                    [CHART]



       1) Telecommunication Services               26%
       2) Oil/Gas Domestic                         22%
       3) Electric/Gas Utility                     14%
       4) Electric Utility                         12%
       5) Electric Integrated                      10%
       6) Water Utility                             7%
       7) Natural Gas (Distributor)                 5%
       8) Cash & Equivalents                        4%

* Sector Weightings are subject to change.


--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

The chart compares The Total Return Utilities Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 6/21/95-12/31/01. (Please note that performance figures for the indices are from 6/30/95-12/31/01.) Beginning with this Annual Report, the New York Stock Exchange Utility Index will be used as the Fund's broad-based index, replacing the S&P 500 Index, because the composition of the Fund's portfolio is more similar to the New York Stock Exchange Utility Index.

It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. Market indices such as the S&P 500 Composite Stock Price Index and the New York Stock Exchange Utility Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indices referred to on this page, please refer to previous page.

2001 Annual Report | December 31, 2001                                        11

The Flex-funds
--------------


The Highlands Growth Fund

---------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                                 1      3       5     10       Since
as of December 31, 2001                                            year  years   years  years   Inception
---------------------------------------------------------------------------------------------------------
The Highlands Growth Fund                                       -13.33% -1.77%   8.67%  8.84%    8.52%/1/
---------------------------------------------------------------------------------------------------------
Sector Capital Management Sector Plus Portfolios                -11.35% -0.55%  10.59%     --   17.21%/2/
---------------------------------------------------------------------------------------------------------
S&P 500 Index                                                   -11.88% -1.03%  10.70% 12.93%   14.70%/3/
---------------------------------------------------------------------------------------------------------
/1/ Inception Date: 3/20/85 /2/ Inception Date: 12/31/94 /3/ Average annual total return from 3/31/85 to 12/31/01.

Source for index data: Morningstar, Inc.
---------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

William L. Gurner
Portfolio Manager

The Highlands Growth Fund returned -13.33% for the 12 months ended December 31, 2001 in the worst year for the broad equity market since 1974.

The year began with value stocks continuing their good performance relative to growth stocks from 2000. Although the Fund's investment strategy seeks a balance between growth and value, it was encouraging to see that investors were at last focusing on stock fundamentals rather than momentum. As the year progressed, the number of stocks advancing on a daily basis was improving over the number of stocks declining on a daily basis. This was a sign to us that the equity market was in a better position for recovery than it had been in several months.

Then, September 11th occurred. The declines that swept through the equity market in the aftermath of the tragedy affected the Fund. But from the low of September 21 through the end of the year, stocks across the board rebounded with vigor. The Fund performed in line with the S&P 500 Index during this period.

The effects of the September 11th attacks on the U.S. economy has put unexpected pressure on many diverse companies. We believe that companies that can meet the challenges of the post-September 11 economy will survive and excel. This is an ideal market for our team of stock pickers to find opportunities for returns on investors' capital.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Highlands Growth Fund during the periods shown above. The returns for the Sector Capital Management Sector Plus Portfolios represent a composite of the private accounts managed by Sector Capital Management, subadvisor to The Flex-funds Highlands Growth Fund, which employ a similar investment strategy to the Fund. We have included the returns of these privately-managed accounts to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to The Highlands Growth Fund. Please refer to the disclosure on page 20 for a description of what these returns represent and what they do not represent.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

12                                        2001 Annual Report | December 31, 2001

The Flex-funds
--------------


--------------------------------------------------------------------------------
Sector Weightings*                                       as of December 31, 2001

                                    [CHART]


                                     Sector               % of
       Sector                        Manager              Portfolio
   ----------------------------------------------------------------
   1)  Technology                    RCM                     19%
   2)  Finance                       Matrix                  18%
   3)  Health                        Alliance                14%
   4)  Consumer Non-Durables         Barrow Hanley           12%
   5)  Materials & Services          Ashland Cap.            12%
   6)  Utility                       Miller Howard            8%
   7)  Consumer Durables             Barrow Hanley            8%
   8)  Energy                        Mitchell Group           7%
   9)  Transportation                Miller Howard            1%
   10) Cash Equivalents                                       1%

* Sector Weightings are subject to change.


--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

The chart compares The Highlands Growth Fund's shares to the broad-based index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period 12/31/91-12/31/01. It is important to understand differences between your Fund and this index. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the index referred to on this page, please refer to previous page.

2001 Annual Report | December 31, 2001                                        13

The Flex-funds
--------------


The Muirfield Fund

--------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                           1        3       5       10        Since
as of December 31, 2001                                      year    years   years    years    Inception
--------------------------------------------------------------------------------------------------------
The Muirfield Fund                                        -11.52%   -4.90%   5.70%    7.64%     9.47%/1/
--------------------------------------------------------------------------------------------------------
Average Asset Allocation Fund                              -4.83%    2.37%   7.17%    9.01%     9.94%/2/
--------------------------------------------------------------------------------------------------------
S&P 500 Index                                             -11.88%   -1.03%  10.70%   12.93%    14.04%/2/
--------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                    -21.05%   -3.83%   8.60%   12.77%    12.81%/2/
--------------------------------------------------------------------------------------------------------

/1/ Inception Date: 8/10/88. /2/ Average annual total return from 8/1/88 to 12/31/01.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Robert S. Meeder Jr.
Portfolio Manager

[PHOTO]

Robert S. Meeder Sr.
Portfolio Manager

For the 12 months ended December 31, 2001, The Muirfield Fund returned -11.52%, performing slightly ahead of the -11.88% annual return of the S&P 500 Index and outperforming the -21.05% annual return of the Nasdaq Composite Index.

Throughout the first half of 2001, we adjusted the holdings of the Fund to emphasize small- and mid-cap value funds. The trend among value stocks was positive early in the year, while large-cap growth stocks were in a clear downtrend. The favorable trend for value continued until the end of August, when the broad equity market declined through September.

Prior to the events of September 11th, we adopted an approximately 50% defensive position as the risk/reward relationships in the stock market were turning negative. We adopted a fully-defensive position after Monday, September 17th, as the stock market reeled in response to the terrorist attacks. With the exception of Monday, we were in a fully defensive position for the week of September 17-21, as the S&P 500 lost 11% and the Dow Jones Industrial Average lost 14% in 5 days.

Stock prices rallied from the September 21 low through the end of the year. In the 4th Quarter, we gradually increased our equity exposure as our Defensive Investing discipline indicated that the risk/reward relationships in the stock market were improving. By the close of 2001, the Fund was 85% exposed to the equity market with 15% held defensively in money market funds.

Fundamental indicators remained neutral by the end of the year, due in part to continued high valuation levels in the stock market. Additionally, market trends reached a critical level by year-end that typically must be broken before an up-trend can continue. However the stock market develops from this point, we will continue to employ our Defensive Investing discipline to seek favorable returns for investors over the long-term.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Muirfield Fund during the periods shown above.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

14                                        2001 Annual Report | December 31, 2001

The Flex-funds
--------------





--------------------------------------------------------------------------------
Portfolio Holdings*                                      as of December 31, 2001

                                    [CHART]


1) I-Shares S&P 500 Index               30%
2) I-Shares Mid-Cap 400 Index           15%
3) Federated Mid-Cap                    15%
4) I-Shares Russell 2000 Index          10%
5) AIM Small Cap Equity                  6%
6) Invesco Dynamics                      5%
7) Federated Mini-Cap                    4%
8) Cash Equivalents                     15%

* Portfolio Holdings are subject to change.



--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

The chart compares The Muirfield Fund's value to the S&P 500 Index, the Fund's broad-based benchmark index, and other indices. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 8/10/88-12/31/01. It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indices referred to on this page, please refer to previous page.

2001 Annual Report | December 31, 2001                                        15

The Flex-funds
--------------



The U.S. Government Bond Fund

----------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                                   1      3      5     10       Since
as of December 31, 2001                                              year  years  years  years   Inception
----------------------------------------------------------------------------------------------------------
The U.S. Government Bond Fund                                       1.23%  3.19%  5.35%  5.46%    6.63%/1/
----------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Govt/Credit Bond Index                 8.98%  6.40%  7.09%  6.81%        n/a
---------------------------------------------------------------------------------------------------------
Average General Government Bond Fund                                6.56%  5.12%  6.12%  6.00%    7.55%/2/
----------------------------------------------------------------------------------------------------------

/1/ Inception Date: 5/9/85. /2/ Average annual total return from 5/1/85 to 12/31/01.

Source for average fund data: Morningstar, Inc.

----------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Joseph A. Zarr
Portfolio Manager

For the year ended December 31, 2001, The Flex-funds U.S. Government Bond Fund returned 1.23%.

Eleven consecutive rate reductions by the Federal Reserve this year impacted short-term bonds but had less influence over longer-term bonds. Instead, the long-term bond market was driven in part by investors seeking safe haven from the ongoing bear market in stocks, and by the market discounting an economic slowdown with reduced inflation. As we grew concerned about a potential top in bond prices, we reduced our exposure to longer-term bonds to 80% before the start of the 4th Quarter.

10-year Treasury prices peaked in early November and we adopted a fully-defensive position in the Fund once prices weakened as mandated by the capital preservation goal of our fixed income discipline. At the close of the year, the Fund held almost a fully invested position in 2-year Treasuries, which offered less risk than 10-year notes with higher yields than money market securities.

Today, conditions in the bond market remain questionable for investors seeking safety in longer-term fixed income securities. As our fixed income discipline specifies, we will reconsider our position once the trend of the long-term bond market stabilizes or improves and risk diminishes.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Bond Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

16                                        2001 Annual Report | December 31, 2001

The Flex-funds
--------------



--------------------------------------------------------------------------------
Portfolio Holdings*                                      as of December 31, 2001

                                    [CHART]


     1) 2-year U.S. Treasury Notes                96%
     2) Cash & Equivalents                         4%


* Portfolio Holdings are subject to change.


--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

The chart compares The U.S. Government Bond Fund's shares to the Lehman Bros. Intermediate Govt/ Credit Bond Index, the Fund's broad-based benchmark index, and other indices. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 12/31/ 91-12/31/01. It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio.

A market index such as The Lehman Brothers Intermediate Government/ Credit Bond Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average General Government/Credit Bond Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of indices referred to on this page, please refer to previous page.

2001 Annual Report | December 31, 2001                                        17

The Flex-funds
--------------



The Money Market Fund

---------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                                  1      3       5     10      Since
as of December 31, 2001                                             year  years   years  years  Inception
---------------------------------------------------------------------------------------------------------
The Money Market Fund                                              4.10%  5.08%   5.19%  4.78%   5.88%/1/
---------------------------------------------------------------------------------------------------------
Average Money Market Fund/3/                                       3.44%  4.56%   4.71%  4.40%   5.45%/2/
---------------------------------------------------------------------------------------------------------
Current & Effective Yields*               7-day simple yield: 2.15%      7-day compound yield: 2.17%
---------------------------------------------------------------------------------------------------------

/1/ Inception Date: 3/27/85 /2/ Average Annual total return from 3/31/85 to 12/31/01. /3/ Source for average money market fund data: Lipper, Inc.

* Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

---------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Joseph A. Zarr
Portfolio Manager

[PHOTO]

Richard A. Clemens
Portfolio Manager

Once again, The Flex-funds Money Market Fund ranked among the top retail money market funds in the nation during 2001 for yield and total return. The Fund ranked #5 out of 272 retail general purpose money market funds for 7-day simple yield as of January 1, 2002, according to iMoneyNet, Inc. Additionally, the Fund ranked among the top 5% of all retail money market funds for total return for all time periods monitored by Lipper, Inc as of December 31, 2001.

The aggressive monetary easing policy adopted by the Federal Reserve this year dropped money market fund yields to historic lows. The Money Market Fund's 7-day simple yield fell from 6.33% on December 31, 2000 to 2.15% on December 31, 2001.

In general, we maintained a relatively long average maturity in the Fund's portfolio through most of 2001, seeking the higher yields that are available on long-term securities. Credit quality among corporate debt issues was a concern this year as shrinking profits placed additional pressure on company balance sheets. In response, we sought only the highest-quality corporate issues for the Fund's portfolio.

As it appears the Federal Reserve is done lowering rates in the near term, we are seeking to reduce the Fund's average maturity. We intend to remain patient and willing to move as the market dictates.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent period and average annual total returns for the periods ended December 31, 2001 and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to perserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Without such waivers the Fund's rankings may have been lower.

18                                        2001 Annual Report | December 31, 2001

The Flex-funds
--------------


--------------------------------------------------------------------------------
Portfolio Holdings*                                      as of December 31, 2001

                                    [CHART]



       1) U.S. Govt. Agency Notes                            42%
       2) Variable Rate Notes                                31%
       3) Corporate Notes                                    12%
       4) Repurchase Agreements                               9%
       5) Commercial Paper                                    6%


* Portfolio Holdings are subject to change



--------------------------------------------------------------------------------
Annual Returns

                                    [CHART]

                 Annual     The Money       The Avg. Money
                 Returns   Market Fund       Market Fund/1/
                 -------------------------------------------
                 1992         3.70%             3.37%
                 1993         2.98%             2.70%
                 1994         4.10%             3.75%
                 1995         5.85%             5.49%
                 1996         5.27%             4.95%
                 1997         5.38%             5.10%
                 1998         5.31%             5.04%
                 1999         4.96%             4.65%
                 2000         6.20%             5.70%
                 2001         4.10%             3.44%

/1/ Source: Lipper, Inc.


2001 Annual Report | December 31, 2001                                        19

     PAST PERFORMANCE OF PRIVATE ACCOUNTS - MEEDER ASSET MANAGEMENT GROWTH & AGGRESSIVE GROWTH ACCOUNTS COMPOSITE

     Purpose of Past Performance. The performance information on Pages 6 & 8 is provided to show the past performance of the adviser in managing substantially similar accounts to the Growth Mutual Fund Portfolio and the Aggressive Growth Mutual Fund Portfolio.

     What Past Performance Does Not Represent. The past performance shown on Pages 6 & 8 does not represent the performance of the Growth Mutual Fund Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio or The Aggressive Growth Fund. You should not consider the past performance shown on Pages 6 & 8 as an indication of the future performance of the Growth Mutual Fund Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio or The Aggressive Growth Fund.

     Similar Accounts. Robert M. Wagner, CFA serves as the advisor's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Growth Mutual Fund Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and The Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts are invested in mutual funds.

     Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor's composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Mutual Fund Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     Differences in Regulation. The private accounts that are included in the advisor's composite are not subject to the same types of expenses to which the Growth Mutual Fund Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio or The Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Mutual Fund Portfolio and The Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio and The Aggressive Growth Fund by federal securities laws.

     PAST PERFORMANCE OF PRIVATE ACCOUNTS- SECTOR CAPITAL MANAGEMENT LLC

     Purpose of Past Performance. William L. Gurner is the President and portfolio manager of Sector Capital Management, L.L.C. ("Sector Capital"), the subadvisor to the Growth Stock Portfolio in which all of the assets of The Highlands Growth Fund are invested. The performance information on Page 12 is provided to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to the Growth Stock Portfolio.

     What Past Performance Does Not Represent. The past performance shown on Page 12 does not represent the performance of the Growth Stock Portfolio or The Highlands Growth Fund. You should not consider the past performance shown on page 12 as an indication of the future performance of the Growth Stock Portfolio or The Highlands Growth Fund.

     Similar Accounts. Mr. Gurner served as Manager - Trust Investments for an employee benefit plan of a large corporation from September 1987 through December 1994. The employee benefit plan had investment goals, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and The Highlands Growth Fund, except during the period from September 1987 through February 1991, when the employee benefit plan was managed in a different manner than the Growth Stock Portfolio and The Highlands Growth Fund.

     Mr. Gurner left the large corporation in December, 1994 and founded Sector Capital. Sector Capital subadvises the Growth Stock Portfolio and manages private accounts that have investment goals, policies, strategies and risks similar to those of the Growth Stock Portfolio and The Highlands Growth Fund.

     Calculation of Past Performance. Mr. Gurner and Sector Capital's composite performance data shown on page 12 were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and The Highlands Growth Fund. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     Differences in Regulation. The private accounts managed by Sector Capital and Mr. Gurner that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or The Highlands Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and The Highlands Growth Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the private accounts managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.

     The investment results of Mr. Gurner and Sector Capital's composite presented on page 12 are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or that you might experience by investing in The Highlands Growth Fund. You should also be aware that the SEC uses a method different from that used on page 12 to calculate mutual fund performance, which could result in different performance returns.

     . AIMR is a non-profit membership and education organization that has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers can be compared.

20                                        2001 Annual Report | December 31, 2001

The Flex-funds
--------------





                                   Portfolio
                                   Holdings &
                                   Financial
                                   Statements




2001 Annual Report | December 31, 2001                                        21

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                             Mutual Fund Portfolio

                             Mutual Fund Portfolio


                                                  Shares
                                                  or Face
          Security Description                    Amount      Value
          --------------------                   --------- -----------
            Registered Investment Companies -- 85.1%
          AIM Small Cap Equity Fund -- Class A     386,929 $ 3,942,803
          Federated Mid-Cap Index Fund             575,233   9,732,950
          Federated Mini-Cap Index Fund            227,802   2,660,727
          Franklin Mutual Shares Fund                  492       9,562
          INVESCO Dynamics Fund #                  203,232   3,237,483
          iShares Russell 2000 Index Fund           69,400   6,686,690
          iShares S&P 500 Index Fund               171,400  19,596,161
          iShares S&P MidCap 400 Index Fund        100,700  10,185,805
                                                           -----------
          Total Registered Investment Companies
           (Cost $54,471,625)                               56,052,181
                                                           -----------
            Money Market Registered Investment Companies -- 2.0%
          Charles Schwab Money Market Fund         705,372     705,372
          Fidelity Cash Reserves Money Market
           Fund                                    636,238     636,238
                                                           -----------
          Total Money Market Registered
           Investment Companies
           (Cost $1,341,610)                                 1,341,610
                                                           -----------
            U.S. Government Obligations -- 3.1%
          U.S. Treasury Bills
          1.82%, due 05/30/02 *                     22,100      21,940
          2.21%, due 01/10/02 **                 1,500,000   1,499,181
          1.82%, due 02/28/02 **                   500,000     498,599
                                                           -----------
          Total U.S. Government Obligations
           (Cost $2,019,661)                                 2,019,720
                                                           -----------

           Repurchase Agreements -- 9.8%
         Smith Barney Securities LLC, 1.93%,
          01/02/02, (Collateralized by $6,592,251
          Three Pillars Funding Commercial
          Paper, at 3.22%, due 03/04/02, value --
           $6,555,669)                            6,427,000   6,427,000
                                                            -----------
         Total Repurchase Agreements
          (Cost $6,427,000)                                   6,427,000
                                                            -----------
         Total Investments -- 100.0%
          (Cost $64,259,896)                                 65,840,511
                                                            -----------
         Other Assets less Liabilities -- 0.0%                   11,025
                                                            -----------
         Total Net Assets -- 100.0%                         $65,851,536
                                                            -----------

                                                     Shares
                                                     or Face
            Security Description                     Amount   Value
            --------------------                     ------- -------
              Trustee Deferred Compensation***
            Flex-funds Highlands Growth Fund          2,397  $37,902
            Flex-funds Muirfield Fund                 4,871   20,602
            Flex-funds Total Return Utilities Fund    1,060   19,888
            Meeder Advisor International Equity Fund  2,052   20,949
                                                             -------
            Total Trustee Deferred Compensation
             (Cost $127,292)                                 $99,341
                                                             -------

#   Represents non-income producing securities.
*   Pledged as collateral on Letter of Credit.
** Pledged as collateral on Futures Contracts, although there were none outstanding as of December 31, 2001.
*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                           Utilities Stock Portfolio

                           Utilities Stock Portfolio


                                                Shares
                                                or Face
            Security Description                Amount     Value
            --------------------                ------- -----------
              Common Stocks -- 96.1%
            Electric/Gas Utility -- 14.5%
            AGL Resources, Inc.                 38,755  $   892,140
            MDU Resources Group, Inc.           32,195      906,289
            NiSource, Inc.                      71,635    1,651,903
            UtiliCorp United, Inc.              69,577    1,751,253
                                                        -----------
                                                          5,201,585
                                                        -----------
            Electric Integrated -- 7.4%
            DQE, Inc.                           33,740      638,698
            Energy East Corp.                   38,765      736,148
            IDACORP, Inc.                       31,750    1,289,050
                                                        -----------
                                                          2,663,896
                                                        -----------
            Electric Production -- 2.3%
            NRG Energy, Inc. #                  53,185      824,368
                                                        -----------
            Electric Utility -- 12.3%
            AES Corp. #                         16,155      264,134
            Cinergy Corp.                          110        3,677
            Keyspan Corp.                       50,545    1,751,384
            Mirant Corp. #                      42,940      687,899
            TECO Energy, Inc.                   65,685    1,723,574
                                                        -----------
                                                          4,430,668
                                                        -----------
            Natural Gas (Distributor) -- 5.1%
            Nicor, Inc.                         14,535      605,238
            Williams Cos., Inc.                 48,560    1,239,251
                                                        -----------
                                                          1,844,489
                                                        -----------
            Oil/Gas (Domestic) -- 21.5%
            El Paso Corp. #                     29,410    1,311,980
            Kinder Morgan Energy Partners, L.P. 61,018    2,307,701
            Kinder Morgan, Inc.                 26,180    1,457,964
            Peoples Energy Corp.                18,855      715,170
            Questar Corp.                       77,750    1,947,638
                                                        -----------
                                                          7,740,453
                                                        -----------
            Telecommunication Services -- 26.3%
            Alltel Corp.                        22,085    1,363,307
            Bellsouth Corp.                     19,655      749,838
            CenturyTel, Inc.                    32,670    1,071,576
            Sprint Corp. FON Group              27,430      550,794
            SBC Communications, Inc.            59,090    2,314,555
            Telephone & DataSystems             10,045      901,539
            Verizon Communications              34,613    1,642,733
            WorldCom, Inc. -- WorldCom Group #  57,912      815,401
                                                        -----------
                                                          9,409,743
                                                        -----------
            Water Utility -- 6.7%
            American Water Works Co., Inc.      57,925    2,418,369
                                                        -----------
            Total Common Stocks
             (Cost $34,116,305)                          34,533,571
                                                        -----------

                                                   Shares
                                                   or Face
        Security Description                       Amount      Value
        --------------------                      --------- -----------
          U.S. Government Obligations -- 0.0%
        U.S. Treasury Bill, 1.82%, due 05/30/02 *     1,000 $       993
                                                            -----------
        Total U.S. Government Obligations
         (Cost $991)                                                993
                                                            -----------
          Repurchase Agreements -- 3.8%
        Smith Barney Securities LLC,
         1.93%, 01/02/02, (Collateralized by
         $1,403,174 Three Pillars Funding
         Commercial Paper, at 3.22%, due
         03/04/02, value -- $1,395,388)           1,368,000   1,368,000
                                                            -----------
        Total Repurchase Agreements
         (Cost $1,368,000)                                    1,368,000
                                                            -----------
        Total Investments -- 99.9%
         (Cost $35,485,296)                                  35,902,564
                                                            -----------
        Other Assets less Liabilities -- 0.1%                    24,363
                                                            -----------
        Total Net Assets -- 100.0%                          $35,926,927
                                                            -----------
          Trustee Deferred Compensation**
        Flex-funds Highlands Growth Fund                531 $     8,393
        Flex-funds Muirfield Fund                     1,133       4,791
        Flex-funds Total Return Utilities Fund          227       4,259
        Meeder Advisor International Equity Fund        493       5,029
                                                            -----------
        Total Trustee Deferred Compensation
         (Cost $27,717)                                     $    22,472
                                                            -----------

#  Represents non-income producing securities.
*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                  Shares
                                                  or Face
           Security Description                   Amount    Value
           --------------------                   ------- ----------
             Common Stocks -- 99.2%
           Capital Goods, Materials & Services -- 11.7%
           (Subadvised by Ashland Management, Inc.)
           Agilent Technologies, Inc. #            1,350  $   38,489
           Air Products & Chemicals, Inc.            990      46,441
           Alcoa, Inc.                             2,950     104,872
           Automatic Data Processing, Inc.         1,500      88,350
           Avery Dennison Corp.                      520      29,396
           Barrick Gold Corp.                      1,749      27,897
           BISYS Group, Inc. #                       710      45,433
           Boise Cascade Corp.                       350      11,903
           Caterpillar, Inc.                       1,420      74,195
           Cendent Corp. #                         2,670      52,359
           Centex Corp.                              700      39,963
           Cintas Corp.                              350      16,800
           Computer Sciences Corp. #                 700      34,286
           Concord EFS, Inc. #                     2,180      71,460
           Deere & Co.                             1,300      56,758
           Deluxe Corp.                              670      27,859
           Dover Corp.                               803      29,767
           Dow Chemical Co.                        3,425     115,696
           DuPont, E.I., de Nemours & Co.          2,400     102,024
           Eastman Chemical Co.                      350      13,657
           Eaton Corp.                               219      16,296
           Ecolab, Inc.                              550      22,137
           Electronic Data Systems Corp.           2,070     141,898
           Emerson Electric Co.                    1,540      87,934
           Engelhard Corp.                         1,100      30,448
           Equifax, Inc.                             950      22,943
           Fiserv, Inc. #                            965      40,839
           Freeport-McMoRan Copper & Gold, Inc. #  2,100      28,119
           General Electric Co.                   38,700   1,551,095
           Genuine Parts Co.                         670      24,589
           Georgia-Pacific Group                   1,130      31,199
           H&R Block, Inc.                         1,490      66,603
           Illinois Tool Works, Inc.               1,550     104,966
           Ingersoll-Rand Co.                        589      24,626
           International Paper Co.                 1,970      79,490
           Johnson Controls, Inc.                    442      35,691
           KB HOME                                   700      28,070
           Masco Corp.                             1,970      48,265
           Mercury Interactive Corp. #               560      19,029
           Millipore Corp.                           300      18,210
           Navistar International Corp. #            150       5,925
           Newmont Mining Corp.                      900      17,199
           Nextel Communications, Inc. #           3,115      34,140
           OM Group, Inc.                            600      39,714
           Omnicom Group, Inc.                       600      53,610
           PACCAR, Inc.                              350      22,967
           Pactiv Corp. #                          2,100      37,275
           Paychex, Inc.                             982      34,223
           Phelps Dodge Corp.                        450      14,580
           Placer Dome, Inc.                       2,100      22,911
           PPG Industries, Inc.                      830      42,928
           Praxair, Inc.                             690      38,123
           QLogic Corp. #                            330      14,688
           Robert Half International, Inc. #         800      21,360
           Rohm & Haas Co.                           800      27,704
           Stanley Works, The                        600      27,942

                                                    Shares
                                                    or Face
          Security Description                      Amount    Value
          --------------------                      ------- ----------
            Common Stocks  -- continued
          Stericycle, Inc. #                         1,000  $   60,880
          Tetra Tech, Inc. #                         1,125      22,399
          Tyco International, Ltd.                   8,700     512,430
          United States Steel Corp.                    640      11,590
          Vulcan Materials Co.                         390      18,697
          Waste Management, Inc.                     2,530      80,732
          Weyerhaeuser Co.                             860      46,509
          Worthington Industries, Inc.                 790      11,218
          W.W. Grainger, Inc.                        1,158      55,584
                                                            ----------
                                                             4,725,380
                                                            ----------
          Consumer Durable Goods -- 8.4%
          (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
          Albertson's, Inc.                          2,800      88,172
          Best Buy Co., Inc. #                       1,800     134,064
          Cendant Corp. #                            6,900     135,309
          Circuit City Stores -- Circuit City Group  2,800      72,660
          Costco Wholesale Corp. #                   3,100     137,578
          Ford Motor Co.                             7,400     116,328
          Gap, Inc.                                  5,300      73,882
          General Mills, Inc.                        2,100     109,221
          General Motors Corp.                       2,300     111,780
          Home Depot, Inc.                           7,900     402,979
          J.C. Penney Co., Inc.                      2,800      75,320
          Kroger Co. #                               4,300      89,741
          Limited, Inc.                              2,000      29,440
          Lowe's Companies, Inc.                     4,000     185,640
          May Department Stores Co.                  1,200      44,376
          Safeway, Inc. #                            2,400     100,200
          Staples, Inc. #                            2,500      46,750
          Target Corp.                               4,700     192,935
          Toys R Us, Inc. #                          2,900      60,146
          Wal-Mart Stores, Inc.                     16,500     949,575
          Walgreen Co.                               4,900     164,934
          Whirlpool Corp.                              750      54,998
                                                            ----------
                                                             3,376,028
                                                            ----------
          Consumer Non-durable Goods -- 12.3%
          (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
          Action Performance Companies, Inc. #       2,233      68,352
          Anheuser-Busch Companies, Inc.             2,800     126,588
          AOL Time Warner, Inc. #                   17,750     569,775
          Carnival Corp.                             2,000      56,160
          Charter Communications, Inc. -- Class A #  3,200      52,576
          Clear Channel Communications, Inc. #       2,300     117,093
          Coca-Cola Co.                              8,500     400,775
          Colgate-Palmolive Co.                      1,300      75,075
          Comcast Corp. -- Class A #                 3,000     108,000
          ConAgra Foods, Inc.                        2,200      52,294
          Fortune Brands, Inc.                       3,300     130,647
          Gannett Co., Inc.                          1,000      67,230
          Gillette Co.                               2,600      86,840
          Haggar Corp.                               9,700     105,245
          Heinz, H.J. Co.                            3,200     131,584
          Hershey Foods Corp.                          500      33,850
          JAKKS Pacific, Inc. #                      4,400      83,380
          Kimberly-Clark Corp.                       2,900     173,420
          Marriott International, Inc.                 600      24,390
          McDonald's Corp.                           7,700     203,819

                                                                 The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                                    Shares
                                                    or Face
          Security Description                      Amount    Value
          --------------------                      ------- ----------
            Common Stocks -- continued
          McGraw-Hill Companies, Inc.                  400  $   24,392
          Newell Rubbermaid, Inc.                    1,300      35,841
          PepsiCo, Inc.                              6,400     311,616
          Philip Morris Companies, Inc.              9,700     444,745
          Proctor & Gamble Co.                       4,500     356,085
          Sara Lee Corp.                             2,700      60,021
          Starwood Hotels & Resorts Worldwide, Inc.    700      20,895
          SUPERVALU, Inc.                            3,700      81,844
          Tribune Co.                                1,100      41,173
          Tupperware Corp.                           5,100      98,175
          Unilever NV -- NY Shares                   1,800     103,698
          UST, Inc.                                  2,000      70,000
          Viacom, Inc. -- Class B #                  6,453     284,900
          Walt Disney Co.                           10,300     213,416
          Wendy's International, Inc.                5,100     148,767
                                                            ----------
                                                             4,962,661
                                                            ----------
          Energy -- 6.8%
          (Subadvised by The Mitchell Group, Inc.)
          Anadarko Petroleum Corp.                   1,448      82,319
          Baker Hughes, Inc.                           640      23,341
          BP PLC Sponsored ADR                       1,348      62,695
          Chevron Texaco Corp.                       4,056     363,458
          Conoco, Inc. -- Class B                    2,900      82,070
          El Paso Corp. #                            2,268     101,175
          Enron Corp.                                2,800       1,680
          Exxon Mobil Corp.                         27,524   1,081,693
          GlobalSantaFe Corp.                        1,000      28,520
          Halliburton Co.                            1,400      18,340
          Hydril Co. #                               1,400      24,682
          Kerr-McGee Corp.                             700      38,360
          Ocean Energy, Inc.                         2,860      54,912
          Phillips Petroleum Co.                     1,500      90,390
          Pioneer Natural Resources Co. #            1,900      36,594
          Pogo Producing Co.                         1,100      28,897
          Royal Dutch Petroleum Co.                  8,500     416,670
          Schlumberger, Ltd.                           800      43,960
          Transocean Sedco Forex, Inc.                 519      17,553
          Unocal Corp.                               1,300      46,891
          W-H Energy Services, Inc. #                1,500      28,575
          Williams Companies, Inc.                   2,400      61,248
                                                            ----------
                                                             2,734,023
                                                            ----------
          Finance -- 17.8%
          (Subadvised by Matrix Asset Advisors, Inc.)
          AFLAC, Inc.                                2,050      50,348
          Allstate Corp.                             3,250     109,525
          American Express Co.                       5,300     189,157
          American International Group, Inc.        10,400     825,760
          Bank of America Corp.                      7,450     468,978
          Bank of New York Co., Inc.                 3,900     159,120
          Bank One Corp.                             4,500     175,725
          Berkshire Hathaway, Inc. -- Class B #         26      65,650
          Capital One Financial Corp.                  650      35,068
          Chubb Corp.                                  750      51,750
          Citigroup, Inc.                           21,700   1,095,416
          Comerica, Inc.                             1,500      85,950
          Countrywide Credit Industries, Inc.          500      20,485
          Federal National Mortgage Association      6,450     512,775

                            Growth Stock Portfolio

                                                    Shares
                                                    or Face
          Security Description                      Amount    Value
          --------------------                      ------- ----------
            Common Stocks -- continued
          FleetBoston Financial Corp.                5,350  $  195,275
          Franklin Resources, Inc.                   1,150      40,560
          Goldman Sachs Group, Inc.                  1,000      92,750
          Hartford Financial Services Group, Inc.    1,050      65,972
          Household International, Inc.              1,800     104,292
          Jefferson-Pilot Corp.                        750      34,702
          John Hancock Financial Services, Inc.      1,250      51,625
          J.P. Morgan Chase & Co.                    9,500     345,325
          Knight Trading Group, Inc. #               4,000      44,080
          Lehman Brothers Holdings, Inc.             1,100      73,480
          Lincoln National Corp.                       800      38,856
          Marsh & McLennan Companies, Inc.             800      85,960
          MBIA, Inc.                                   762      40,866
          MBNA Corp.                                 3,350     117,920
          Mellon Financial Corp.                     2,200      82,764
          Merrill Lynch & Co., Inc.                  3,400     177,208
          MetLife, Inc.                              3,200     101,376
          MGIC Investment Corp.                        350      21,602
          Morgan Stanley Dean Witter & Co.           5,050     282,497
          National City Corp.                        2,300      67,252
          PNC Financial Services Group               1,725      96,945
          Providian Financial Corp.                  1,000       3,550
          Schwab, Charles Corp.                      2,400      37,128
          SouthTrust Corp.                           2,100      51,807
          Stilwell Financial, Inc.                   1,150      31,303
          St. Paul Companies, Inc.                   1,375      60,459
          SunTrust Banks, Inc.                       1,400      87,780
          UnumProvident Corp.                        1,150      30,487
          U.S. Bancorp                               7,700     161,161
          Wachovia Corp.                             6,100     191,296
          Wachovia Corp. -- Preferred Dividend
           Equalization #                            1,700         408
          Washington Mutual, Inc.                    4,900     160,230
          Wells Fargo & Co.                          8,100     352,107
                                                            ----------
                                                             7,174,730
                                                            ----------
          Health -- 13.9%
          (Subadvised by Alliance Capital Management L.P.)
          Amgen, Inc. #                              4,140     233,662
          Abbott Laboratories                        6,020     335,615
          Abgenix, Inc. #                              990      33,304
          Affymetrix, Inc. #                         1,210      45,678
          American Home Products Corp.               6,520     400,067
          AmerisourceBergen Corp.                      510      32,411
          Anthem, Inc. #                               200       9,900
          Applera Corp. -- Applied Biosystems Group  2,330      91,499
          Bristol-Myers Squibb Co.                   6,460     329,460
          Cardinal Health, Inc.                      2,650     171,349
          Forrest Laboratories, Inc. #                 750      61,463
          Health Management Associates, Inc. #       6,220     114,448
          Human Genome Sciences, Inc. #              1,290      43,499
          Johnson & Johnson                         12,860     760,026
          Lilly, Eli & Co.                           3,470     272,534
          Medicines Co. #                            1,440      16,690
          Medtronic, Inc.                            4,600     235,566
          Merck & Co., Inc.                          8,330     489,804
          Pfizer, Inc.                              28,570   1,138,514
          Pharmacia Corp.                            4,500     191,925
          Schering-Plough Corp.                      6,050     216,650

The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                                    Shares
                                                    or Face
         Security Description                       Amount     Value
         --------------------                       ------- -----------
           Common Stocks -- continued
         Serono SA--ADR                              1,430  $    31,732
         SICOR, Inc. #                               1,710       26,813
         Tenet Healthcare Corp. #                    1,970      115,678
         UnitedHealth Group, Inc.                    1,370       96,955
         Vertex Pharmaceuticals, Inc. #                570       14,016
         Waters Corp. #                              1,070       41,462
         Wellpoint Health Networks, Inc. #             560       65,436
                                                            -----------
                                                              5,616,156
                                                            -----------
         Technology--19.4%
         (Subadvised by Dresdner RCM Global Investors, L.L.C.)
         ADC Telecommunications, Inc. #              2,390       10,994
         Advanced Micro Devices, Inc. #              1,450       22,997
         Agilent Technologies, Inc. #                1,380       39,344
         Altera Corp. #                              1,440       30,557
         Analog Devices, Inc. #                        870       38,619
         Apple Computer, Inc. #                      1,600       35,040
         Applied Materials, Inc. #                   3,300      132,330
         Applied Micro Circuits Corp. #              2,530       28,640
         Boeing Co.                                  3,410      132,240
         Broadcom Corp. -- Class A #                   850       34,740
         Cirrus Logic, Inc. #                        1,380       18,244
         Cisco Systems, Inc. #                      28,640      518,670
         Citrix Systems, Inc. #                        530       12,010
         CNET Networks, Inc. #                       5,300       47,541
         Compaq Computer Corp.                       9,410       91,842
         Computer Associates International, Inc.     2,230       76,913
         Comverse Technology, Inc. #                 1,720       38,476
         Corning, Inc.                               3,240       28,901
         Dell Computer Corp. #                       8,200      222,876
         eBay, Inc. #                                  520       34,788
         EMC Corp./Mass #                            4,600       61,824
         Emulex Corp. #                                410       16,199
         Ericsson Telefonaktiebolaget -- ADR         5,380       28,084
         Fairchild Semiconductor Corp. -- Class A #  1,310       36,942
         Flextronics International, Ltd. #           2,440       58,535
         General Dynamics Corp.                        810       64,508
         Hewlett-Packard Co.                         3,300       67,782
         Honeywell International, Inc.               3,150      106,533
         Intel Corp.                                26,510      833,739
         International Business Machines Corp.       7,560      914,458
         Intuit, Inc. #                                840       35,935
         ITT Industries, Inc.                          610       30,805
         JDS Uniphase Corp. #                        4,500       39,060
         KLA-Tencor Corp. #                            760       37,666
         Lexmark International, Inc. #                 540       31,860
         Linear Technology Corp.                     1,630       63,635
         Lockheed Martin Corp.                       2,020       94,273
         Lucent Technologies, Inc.                  15,820       99,666
         Manhattan Associates #                        530       15,449
         Marvell Technology Group, Ltd. #              350       12,537
         MatrixOne, Inc. #                           1,540       20,005
         Maxim Integrated Products, Inc. #           1,190       62,487
         McDATA Corp. -- Class B #                     620       15,568
         Micron Technology, Inc. #                   2,800       86,800
         Microsoft Corp. #                          21,370    1,415,763
         Minnesota Mining & Manufacturing Co.        1,050      124,120
         Motorola, Inc.                              6,968      104,659
         Nortel Networks Corp.                       8,070       60,525

                            Growth Stock Portfolio

                                                  Shares
                                                  or Face
          Security Description                    Amount     Value
          --------------------                    ------- -----------
            Common Stocks -- continued
          Northrop Grumman Corp.                     390  $    39,316
          Novellus Systems, Inc. #                   460       18,147
          NVIDIA Corp. #                           1,010       67,569
          Oracle Corp. #                          21,190      292,634
          PeopleSoft, Inc. #                       1,280       51,456
          QUALCOMM, Inc. #                         2,530      127,765
          Raytheon Co.                             1,570       50,978
          Rockwell Collins, Inc.                     920       17,940
          Sanmina Corp. #                          2,410       47,959
          SAP AG Sponsored ADR                     2,090       66,734
          Siebel Systems, Inc. #                   2,250       62,955
          Solectron Corp. #                        1,370       15,454
          STMicroelectronics N.V.                  1,970       62,390
          Sun Microsystems, Inc. #                11,000      135,300
          Taiwan Semiconductor Manufacturing Co.,
           Ltd. -- ADR #                           3,540       60,782
          Texas Instruments, Inc.                  6,510      182,280
          Thermo Electron Corp. #                    820       19,565
          TRW, Inc. #                                620       22,965
          United Technologies Corp.                1,750      113,102
          UTStarcom, Inc. #                        1,640       46,740
          VERITAS Software Corp. #                 1,584       71,011
          Viasys Healthcare, Inc. #                  119        2,405
          Xilinx, Inc. #                           1,310       51,155
          Yahoo!, Inc. #                           1,820       32,287
                                                          -----------
                                                            7,794,068
                                                          -----------
          Transportation -- 0.8%
          (Subadvised by Miller/Howard Investments, Inc.)
          AMR Corp. #                                560       12,488
          Burlington Northern Santa Fe Corp.       1,390       39,656
          CSX Corp.                                  697       24,430
          Delta Air Lines, Inc.                      465       13,606
          FedEx Corp. #                            1,110       57,587
          Norfolk Southern Corp.                   1,460       26,762
          Ryder System, Inc.                         220        4,873
          Southwest Airlines Co.                   4,638       85,710
          Union Pacific Corp.                        890       50,730
          US Airways Group, Inc. #                   250        1,585
                                                          -----------
                                                              317,427
                                                          -----------
          Utilities -- 8.1%
          (Subadvised by Miller/Howard Investments, Inc.)
          AES Corp. #                              3,915       64,010
          ALLTEL Corp.                             1,235       76,236
          American Electric Power, Inc.              790       34,389
          AT&T Corp.                              13,520      245,253
          AT&T Wireless Services, Inc. #          12,229      175,731
          BellSouth Corp.                          7,360      280,784
          Calpine Corp. #                          1,165       19,560
          CenturyTel, Inc.                         1,165       38,212
          Deutsche Telekom AG Sponsored ADR        1,930       32,617
          Dominion Resources, Inc.                   565       33,956
          Duke Energy Corp.                        3,055      119,939
          Dynegy, Inc. -- Class A                  1,455       37,102
          El Paso Corp. #                            715       31,896
          Exelon Corp.                             1,285       61,526
          FirstEnergy Corp.                          860       30,083
          Mirant Corp. #                           6,495      104,050

                                                                 The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                  Shares
                                                  or Face
         Security Description                     Amount     Value
         --------------------                     ------- -----------
           Common Stocks -- continued
         Nextel Communications, Inc. #              2,475 $    27,126
         NiSource, Inc.                               740      17,064
         Progress Energy, Inc.                        750      33,772
         Questar Corp.                              1,990      49,849
         Qwest Communications International, Inc.   6,558      92,664
         SBC Communications, Inc.                  14,594     571,647
         Southern Co.                               2,800      70,980
         Sprint Corp. -- FON Group                  3,260      65,461
         Sprint Corp. -- PCS Group #                3,605      87,998
         TXU Corp.                                    595      28,054
         Verizon Communications, Inc.              10,765     510,907
         Williams Communications Group, Inc.        3,075      78,474
         WorldCom, Inc. -- WorldCom Group #        13,907     195,811
         Xcel Energy, Inc.                          1,835      50,903
                                                          -----------
                                                            3,266,054
                                                          -----------
         Total Common Stocks
          (Cost $40,433,005)                               39,966,527
                                                          -----------
           U.S. Government Obligations -- 0.5%
         U.S. Treasury Bills
          1.82%, 05/30/02 **                        9,000       8,935
          1.82%, 02/28/02 *                       200,000     199,439
                                                          -----------
         Total U.S. Government Obligations
          (Cost $208,350)                                     208,374
                                                          -----------
           Repurchase Agreements -- 0.4%
         Smith Barney Securities LLC, 1.93%,
          01/02/02, (Collateralized by $151,805
          Three Pillars Funding Commercial Paper,
          at 3.22%, due 03/04/02, value --
          $150,963)                               148,000     148,000
                                                          -----------
         Total Repurchase Agreements
          (Cost $148,000)                                     148,000
                                                          -----------
         Total Investments -- 100.1%
          (Cost $40,789,355)                               40,322,901
                                                          -----------
         Liabilities less Other Assets -- (0.1%)              (20,957)
                                                          -----------
         Total Net Assets -- 100.0%                       $40,301,944
                                                          -----------

                                                     Shares
                                                     or Face
            Security Description                     Amount   Value
            --------------------                     ------- -------
              Trustee Deferred Compensation ***
            Flex-funds Highlands Growth Fund          1,026  $16,228
            Flex-funds Muirfield Fund                 2,203    9,318
            Flex-funds Total Return Utilities Fund      484    9,072
            Meeder Advisor International Equity Fund    928    9,479
                                                             -------
            Total Trustee Deferred Compensation
             (Cost $55,805)                                  $44,097
                                                             -------

ADR: American Depository Receipt
#  Represents non-income producing securities.
* Pledged as collateral on Futures Contracts, although there were none outstanding as of December 31, 2001.
** Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                         Growth Mutual Fund Portfolio

                         Growth Mutual Fund Portfolio


                                                  Shares,
                                               Contracts, or
       Security Description                     Face Amount     Value
       --------------------                    ------------- -----------
         Registered Investment Companies -- 98.4%
       AIM Capital Development Fund #              68,641    $ 1,138,069
       AIM Constellation Fund #                   205,662      4,545,134
       AIM Global Financial Services Fund #       197,271      4,491,859
       Federated Mid-Cap Index Fund               212,835      3,601,170
       PBHG Strategic Small Company Fund #        204,461      2,805,205
       Rydex OTC Fund #                           280,124      3,095,373
       Rydex Healthcare Sector Fund #             138,928      1,593,500
                                                             -----------
       Total Registered Investment Companies
        (Cost $22,173,943)                                    21,270,310
                                                             -----------
         U.S. Government Obligations -- 1.8%
       U.S. Treasury Bill,
        1.82%, due 02/28/02 *                     400,000        398,879
                                                             -----------
       Total U.S. Government Obligations
        (Cost $398,840)                                          398,879
                                                             -----------
       Total Investments -- 100.2%
        (Cost $22,572,783)                                    21,669,189
                                                             -----------
       Liabilities less Other Assets -- (0.2%)                   (34,065)
                                                             -----------
       Total Net Assets -- 100.0%                            $21,635,124
                                                             -----------

                                                   Shares,
                                                Contracts, or
       Security Description                      Face Amount    Value
       --------------------                     ------------- ----------
         Futures Contracts
       Long, S&P 500 Futures, face amount
        $1,145,000 expiring March 2002                 4      $1,149,200
                                                              ----------
       Total Futures Contracts                                $1,149,200
                                                              ----------
         Trustee Deferred Compensation**
       Flex-funds Highlands Growth Fund              170      $    2,692
       Flex-funds Muirfield Fund                     474           2,004
       Flex-funds Total Return Utilities Fund         88           1,650
       Meeder Advisor International Equity Fund      181           1,844
                                                              ----------
       Total Trustee Deferred Compensation
        (Cost $9,372)                                         $    8,190
                                                              ----------

#  Represents non-income producing security.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to the Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                    Aggressive Growth Mutual Fund Portfolio

                    Aggressive Growth Mutual Fund Portfolio

                                                  Shares,
                                               Contracts, or
       Security Description                     Face Amount     Value
       --------------------                    ------------- -----------
         Registered Investment Companies -- 99.9%
       AIM Global Financial Services
        Fund #                                     64,980    $ 1,479,605
       AIM Mid Cap Growth Fund --
        Class A #                                 174,066      1,693,664
       AIM Small Cap Equity Fund --
        Class A                                    67,142        684,174
       Fidelity Capital Appreciation Fund #        31,307        643,356
       INVESCO Growth Fund #                      587,575      1,527,694
       PBHG Strategic Small Company Fund #         49,805        683,325
       Rydex Biotechnology Sector Fund #           28,855        715,034
       Rydex Healthcare Sector Fund #             102,130      1,171,431
       Rydex OTC Fund #                           229,435      2,535,252
       SAFECO Growth Opportunities Fund #          26,976        735,085
                                                             -----------
       Total Registered Investment Companies
        (Cost $12,541,904)                                    11,868,620
                                                             -----------
         U.S. Government Obligations -- 1.7%
       U.S. Treasury Bill,
        1.82%, due 02/28/02 *                     200,000        199,440
                                                             -----------
       Total U.S. Government Obligations
        (Cost $199,420)                                          199,440
                                                             -----------
       Total Investments -- 101.6%
        (Cost $12,741,324)                                    12,068,060
                                                             -----------
       Liabilities less Other Assets -- (1.6%)                  (187,372)
                                                             -----------
       Total Net Assets -- 100.0%                            $11,880,688
                                                             -----------

                                                    Shares,
                                                 Contracts, or
        Security Description                      Face Amount   Value
        --------------------                     ------------- --------
          Futures Contracts
        Long, S&P 500 Futures, face amount
         $572,500 expiring March 2002                   2      $574,600
                                                               --------
        Total Futures Contracts                                $574,600
                                                               --------
          Trustee Deferred Compensation **
        Flex-funds Highlands Growth Fund              148      $  2,345
        Flex-funds Muirfield Fund                     415         1,757
        Flex-funds Total Return Utilities Fund         76         1,431
        Meeder Advisor International Equity Fund      158         1,612
                                                               --------
        Total Trustee Deferred Compensation
         (Cost $8,245)                                         $  7,145
                                                               --------

#  Represents non-income producing securities.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to the Aggressive Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                                Bond Portfolio

                                Bond Portfolio

                                                 Shares
                                                 or Face
          Security Description                   Amount       Value
          --------------------                  ---------- -----------
            U.S. Government Obligations -- 97.0%
          U.S. Treasury Note 3.00%, 11/30/03    13,000,000 $13,008,126
                                                           -----------
          U.S. Treasury Bill * 1.82%, 05/30/02       4,800       4,765
                                                           -----------
          U.S. Treasury Bill 1.72%, 02/07/02       110,000     109,813
                                                           -----------
          Total U.S. Government Obligations
           (Cost $13,134,344)                               13,122,704
                                                           -----------
            Repurchase Agreements -- 2.8%
          Smith Barney Securities LLC, 1.93%,
           01/02/02, (Collateralized by
           $392,848 Three Pillars Funding
           Commercial Paper, at 3.22%
           due 03/04/02, value -- $390,668)        383,000     383,000
                                                           -----------
          Total Repurchase Agreements
           (Cost $383,000)                                     383,000
                                                           -----------
          Total Investments -- 99.8%
           (Cost $13,517,344)                               13,505,704
                                                           -----------
          Other Assets less Liabilities -- 0.2%                 20,790
                                                           -----------
          Total Net Assets -- 100.0%                       $13,526,494
                                                           -----------

                                                     Shares
                                                     or Face
            Security Description                     Amount   Value
            --------------------                     ------- -------
              Trustee Deferred Compensation**
            Flex-funds Highlands Growth Fund           436   $ 6,889
            Flex-funds Muirfield Fund                  881     3,727
            Flex-funds Total Return Utilities Fund     176     3,294
            Meeder Advisor International Equity Fund   399     4,077
                                                             -------
            Total Trustee Deferred Compensation
             (Cost $22,700)                                  $17,987
                                                             -------

*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Money Market Portfolio

                            Money Market Portfolio

                                                   Shares or   Amortized
                                Coupon/              Face       Cost or
                                 Yield   Maturity   Amount       Value
      -                         -------  -------- ----------- -----------
        Commercial Papers -- 5.3%
      Duff & Phelps Utility &
       Corp. Bond Trust,
       Inc. ***                  3.54%   02/13/02 $ 1,450,000 $ 1,443,868
      Duff & Phelps Utility &
       Corp. Bond Trust,
       Inc. ***                  3.55%   02/13/02   3,000,000   2,987,279
      National Rural Utilities
       Cooperative Finance
       Corp.                     1.94%   01/25/02  10,000,000   9,987,067
                                                              -----------
      Total Commercial Papers
       (Cost $14,418,214)                                      14,418,214
                                                              -----------
        Corporate Obligations -- 37.0%
      Aquarium Holdings
       KY ***                    2.08% * 01/03/02     108,000     108,000
      Austin Printing Co.,
       Inc. ***                  2.15% * 01/03/02   2,375,000   2,375,000
      Bank One Corp.             8.10%   03/01/02   1,500,000   1,513,049
      Bath Technologies,
       Inc. ***                  2.18% * 01/03/02   1,400,000   1,400,000
      Beaver Creek
       Enterprise ***            2.15% * 01/03/02   1,910,000   1,910,000
      Care Life Project ***      2.15% * 01/03/02     425,000     425,000
      Citigroup, Inc.            5.50%   02/15/02  10,000,000  10,022,856
      Clark Grave Vault Co. ***  2.08% * 01/03/02   1,800,000   1,800,000
      Coughlin Family Prop.,
       Inc. ***                  2.08% * 01/03/02   2,675,000   2,675,000
      Danis Construction
       Co. ***                   2.08% * 01/03/02   3,000,000   3,000,000
      Espanola/Nambe ***         2.15% * 01/03/02   1,440,000   1,440,000
      General Electric Co.       5.50%   04/15/02     750,000     751,585
      General Electric Co.       7.25%   01/15/02   3,000,000   3,003,884
      General Motors
       Acceptance Corp.          6.75%   02/07/02   1,950,000   1,955,129
      Gordon Flesch Co.
       Project ***               2.15% * 01/03/02   1,000,000   1,000,000
      Hancor, Inc. ***           2.15% * 01/03/02     300,000     300,000
      Isaac Tire, Inc. ***       2.08% * 01/03/02     930,000     930,000
      K.L. Morris, Inc. ***      2.08% * 01/03/02   2,160,000   2,160,000
      Martin Wheel Co.,
       Inc. ***                  2.23% * 01/03/02   2,545,000   2,545,000
      Merrill Lynch & Co., Inc.  5.71%   01/15/02  10,000,000  10,007,912
      MetLife Insurance
       Co. ****                  2.70% * 01/02/02  19,000,000  19,000,000
      Miami Valley Steel ***     2.15% * 01/03/02     890,000     890,000
      Mubea, Inc. ***            2.15% * 01/03/02   1,875,000   1,875,000
      Mubea, Inc. ***            2.15% * 01/03/02   7,600,000   7,600,000
      O.K.I. Supply Co. ***      2.08% * 01/03/02   1,730,000   1,730,000
      Osco Industries, Inc. ***  2.15% * 01/03/02   1,800,000   1,800,000
      Presrite Corp. ***         2.15% * 01/03/02     850,000     850,000
      Pro Tire, Inc. ***         2.08% * 01/03/02   1,115,000   1,115,000
      R.I. Lampus Co. ***        2.15% * 01/03/02   1,285,000   1,285,000
      Seariver Maritime,
       Inc. ***                  2.12% * 01/02/02   5,400,000   5,400,000
      SGS Tool Company ***       2.15% * 01/03/02   1,080,000   1,080,000

                                                 Shares or   Amortized
                              Coupon/              Face       Cost or
                               Yield   Maturity   Amount       Value
        -                     -------  -------- ----------- ------------
          Corporate Obligations -- continued
        Wal-Mart Stores, Inc.  6.88%   08/01/02 $   620,000 $    636,251
        White Castle
         Project ***           2.15% * 01/03/02   7,500,000    7,500,000
                                                            ------------
        Total Corporate Obligations
         (Cost $100,083,666)                                 100,083,666
                                                            ------------
          U.S. Government Agency Obligations -- 47.6%
        Federal Farm
         Credit Bank           6.63%   02/01/02  10,000,000   10,022,126
        Federal Farm
         Credit Bank           6.40%   01/16/02     300,000      300,316
        Federal Home
         Loan Bank             5.13%   02/26/02   1,250,000    1,252,018
        Federal Home
         Loan Bank             6.75%   02/15/02   1,000,000    1,003,189
        Federal Home
         Loan Bank             5.00%   01/29/02   1,000,000    1,000,694
        Federal Home
         Loan Bank             2.38%   10/29/02   5,000,000    5,000,660
        Federal Home
         Loan Bank             2.19%   04/10/02  10,000,000    9,939,775
        Federal Home
         Loan Bank             6.26%   10/28/02     800,000      824,808
        Federal Home
         Loan Bank             6.54%   02/25/02     200,000      201,239
        Federal Home
         Loan Bank             6.75%   01/25/02     500,000      500,946
        Federal Home
         Loan Bank             5.50%   03/08/02     300,000      301,715
        Federal Home
         Loan Bank             3.50%   08/20/02   3,420,000    3,424,307
        Federal Home
         Loan Bank             6.21%   03/15/02     500,000      504,086
        Federal Home
         Loan Bank             5.85%   08/07/02     750,000      765,864
        Federal Home
         Loan Bank             6.75%   08/15/02   7,000,000    7,145,927
        Federal Home
         Loan Bank             6.16%   06/21/02     500,000      509,272
        Federal Home
         Loan Bank             6.75%   05/01/02  10,000,000   10,160,710
        Federal National
         Mortgage
         Association           5.38%   03/15/02   5,000,000    5,018,301
        Federal National
         Mortgage
         Association           1.83%   02/14/02   6,893,000    6,877,583
        Federal National
         Mortgage
         Association           1.89%   02/21/02  10,000,000    9,973,225
        Federal National
         Mortgage
         Association           1.89%   03/08/02   1,950,000    1,943,243
        Federal National
         Mortgage
         Association           2.28%   02/28/02   5,000,000    4,981,634

The Flex-funds

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Money Market Portfolio

                            Money Market Portfolio

                                                  Shares or   Amortized
                                Coupon/             Face       Cost or
                                 Yield  Maturity   Amount       Value
        -                       ------- -------- ----------- ------------
          U.S. Government Agency Obligations -- continued
        Federal National
         Mortgage
         Association             2.25%  02/14/02 $ 5,000,000 $  4,986,250
        Federal National
         Mortgage
         Association             2.18%  03/08/02   5,000,000    4,980,062
        Freddie Mac              2.26%  01/31/02  10,000,000    9,981,167
        Freddie Mac              5.50%  05/15/02   6,600,000    6,654,174
        Freddie Mac              2.21%  07/18/02   3,680,000    3,635,269
        Freddie Mac              1.90%  02/14/02   5,000,000    4,988,419
        Freddie Mac              2.35%  02/28/02   1,796,000    1,789,200
        Student Loan
         Marketing
         Association             1.81%* 01/02/02  10,000,000    9,999,206
                                                             ------------
        Total U.S. Government Agency Obligations
         (Cost $128,665,385)                                  128,665,385
                                                             ------------
          U.S. Treasury Obligations -- 0.0%
        U.S. Treasury Bill **    1.82%  05/30/02      63,100       62,612
                                                             ------------
        Total U.S. Treasury Obligations
         (Cost $62,612)                                            62,612
                                                             ------------
          Repurchase Agreements -- 9.3%
        Smith Barney Securities LLC, 1.93%,
         01/02/02, (Collateralized by
         $25,567,922 Three Pillars Funding
         Commercial Paper, at 3.22%,
         due 03/04/02,
         value--$25,426,041)     1.93%  01/02/02  24,927,000   24,927,000
                                                             ------------
        Total Repurchase Agreements
         (Cost $24,927,000)                                    24,927,000
                                                             ------------
        Total Investments--99.2%
         (Cost $268,156,877) (a)                              268,156,877
                                                             ------------
        Other Assets less Liabilities -- 0.8%                   2,173,075
                                                             ------------
        Total Net Assets -- 100.0%                           $270,329,952
                                                             ------------

                                                Shares or  Amortized
                                                  Face      Cost or
                                                 Amount      Value
         -                                      --------- ------------
           Trustee Deferred Compensation*****
         Flex-funds Highlands Growth Fund         1,096   $     17,440
         Flex-funds Muirfield Fund                2,402         10,503
         Flex-funds Total Return Utilities Fund     589         11,294
         Meeder Advisor International Equity
          Fund                                      963         10,181
                                                          ------------
         Total Trustee Deferred Compensation
          (Cost $49,418)                                  $     49,418
                                                          ------------

(a)   Cost for federal income tax and financial reporting purposes are the same.
*     Variable rate security. Interest rate is as of December 31, 2001.
      Maturity date reflects the next rate change date.
**    Pledged as collateral on Letter of Credit.
*** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2001, securities restricted as to resale to institutional investors represented 21.5% of the Portfolio.
**** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2001, illiquid securities represented 7.1% of the Portfolio.
***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

The Flex-funds

Statements of Assets & Liabilities
December 31, 2001
--------------------------------------------------------------------------------

                                                                                        The         The Total
                                                                                     Muirfield        Return
                                                                                       Fund       Utilities Fund
                                                                                    ------------  --------------
Assets
Investments in corresponding portfolio, at value                                    $ 62,821,024   $30,847,410
Receivable for capital stock issued                                                       65,153       627,323
Receivable from investment advisor                                                            --            --
Other assets                                                                              15,812        11,271
----------------------------------------------------------------------------------------------------------------
Total Assets                                                                          62,901,989    31,486,004
----------------------------------------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                                                     1,243,596       206,666
Dividends payable                                                                         21,413         1,560
Accrued distribution plan fees (12b-1)                                                    42,552         2,812
Accrued transfer agent and administrative fees                                             8,578         3,730
Other accrued liabilities                                                                  9,083         4,146
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                      1,325,222       218,914
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                          $ 61,576,767   $31,267,090
----------------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                             $ 84,670,354   $33,047,004
Accumulated undistributed (distributions in excess of) net investment income              57,484        (1,355)
Accumulated undistributed net realized gain (loss) from investments                  (25,837,737)   (2,048,098)
Net unrealized appreciation (depreciation) of investments                              2,686,666       269,539
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 61,576,767   $31,267,090
----------------------------------------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)   14,485,416     1,678,299

Net Asset Value, Offering and Redemption Price Per Share                            $       4.25   $     18.63

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

                                                  The U.S.     The Money
      The Highlands  The Dynamic  The Aggressive Government     Market
       Growth Fund   Growth Fund   Growth Fund   Bond Fund       Fund
      -------------  -----------  -------------- -----------  ------------
      $33,000,819    $21,635,098   $11,880,651   $13,526,321  $221,615,343
           49,489      1,688,416       487,391        26,080            --
               --          8,200        13,742            --        23,842
           37,773          3,525         3,300         6,635        43,820
      --------------------------------------------------------------------
       33,088,081     23,335,239    12,385,084    13,559,036   221,683,005
      --------------------------------------------------------------------

          817,931        198,591            --       462,666            --
               --             --            --         1,228        33,815
           13,628          3,827         2,388         9,813        29,372
            5,106          2,491           922         1,360        22,094
            3,264          4,343         3,211         3,834         3,563
      --------------------------------------------------------------------
          839,929        209,252         6,521       478,901        88,844
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      $32,248,152    $23,125,987   $12,378,563   $13,080,135  $221,594,161
      --------------------------------------------------------------------

      $34,629,734    $29,053,849   $19,160,472   $13,398,395  $221,594,161
               --             --            --       155,537            --
       (2,089,710)    (5,024,267)   (6,108,643)     (462,159)           --
         (291,872)      (903,595)     (673,266)      (11,638)           --
      --------------------------------------------------------------------
      $32,248,152    $23,125,987   $12,378,563   $13,080,135  $221,594,161
      --------------------------------------------------------------------

        2,084,743      3,136,933     1,898,703       611,048   221,594,161

      $     15.47    $      7.37   $      6.52   $     21.41  $       1.00

The Flex-funds

Statements of Operations
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                                    The Total
                                                                    The Muirfield     Return
                                                                        Fund      Utilities Fund
                                                                    ------------- --------------
Net Investment Income (Loss) from Corresponding Portfolio
Interest                                                            $    890,799   $    73,029
Dividends                                                                184,720       976,274
Expenses net of fees waived and expenses paid indirectly                (773,144)     (361,746)
------------------------------------------------------------------------------------------------
Total Net Investment Income (Loss) from Corresponding Portfolio          302,375       687,557
------------------------------------------------------------------------------------------------

Fund Expenses
Administrative                                                            38,096        15,482
Transfer agent                                                            91,431        37,157
Audit                                                                      3,006         2,997
Legal                                                                      2,267         2,365
Printing                                                                  17,612         9,062
Distribution plan (12b-1)                                                 11,583        77,411
Postage                                                                   21,818        11,241
Registration and filing                                                   17,272        10,019
Insurance                                                                  1,636           360
Other                                                                     16,291         6,103
------------------------------------------------------------------------------------------------
Total Expenses                                                           221,012       172,197
------------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                                     --            --
------------------------------------------------------------------------------------------------
Net Expenses                                                             221,012       172,197
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                              81,363       515,360
------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio
Net realized gains (losses) from futures contracts                       518,283            --
Net realized gains (losses) from investments                         (11,413,967)   (2,015,695)
Net change in unrealized appreciation (depreciation) of investments      481,573    (3,638,519)
------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                            (10,414,111)   (5,654,214)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                  $(10,332,748)  $(5,138,854)
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


                                                   The U.S.   The Money
       The Highlands  The Dynamic  The Aggressive Government   Market
        Growth Fund   Growth Fund   Growth Fund   Bond Fund     Fund
       -------------  -----------  -------------- ---------- -----------
         $    62,465  $    54,746   $    44,298   $ 669,420  $10,651,786
             467,325       34,425           973          --           --
            (465,413)    (187,671)     (128,443)    (98,111)    (496,292)
       ------------------------------------------------------------------
              64,377      (98,500)      (83,172)    571,309   10,155,494
       ------------------------------------------------------------------

              18,796       10,838         6,429       7,194      119,758
              45,110       21,676        12,857       8,633      162,951
               3,006        2,989         2,948       2,000        3,600
               5,094        3,288         3,173       2,267        1,396
              11,878        3,082         2,506       1,719       63,250
              22,676       16,774        12,857      22,071      191,613
              18,594        4,166         3,433       2,653       50,240
              16,409        3,438         2,847       6,761       29,304
                 656          295           204         191        5,805
               6,805        3,217         3,093       2,079       30,446
       ------------------------------------------------------------------
             149,024       69,763        50,347      55,568      658,363
       ------------------------------------------------------------------

                  --      (33,324)      (43,463)         --      (89,322)
       ------------------------------------------------------------------
             149,024       36,439         6,884      55,568      569,041
       ------------------------------------------------------------------
       ------------------------------------------------------------------
             (84,647)    (134,939)      (90,056)    515,741    9,586,453
       ------------------------------------------------------------------

            (245,433)    (308,139)     (158,376)         --           --
          (1,505,636)  (1,358,612)   (1,143,035)     25,520           --
          (4,048,963)  (1,319,180)   (1,261,659)   (361,286)          --
       ------------------------------------------------------------------
          (5,800,032)  (2,985,931)   (2,563,070)   (335,766)          --
       ------------------------------------------------------------------
       ------------------------------------------------------------------
         $(5,884,679) $(3,120,870)  $(2,653,126)  $ 179,975  $ 9,586,453
       ------------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and December 31, 2000
--------------------------------------------------------------------------------

                                                            The Total Return             The Highlands
                               The Muirfield Fund            Utilities Fund               Growth Fund
                           --------------------------  -------------------------  --------------------------
                               2001          2000          2001         2000          2001          2000
                           ------------  ------------  ------------  -----------  ------------  ------------
Operations
Net investment income
  (loss)                   $     81,363  $  3,908,916  $    515,360  $   199,929  $    (84,647) $    (20,504)
Net realized gain (loss)
  from investments and
  futures contracts         (10,895,684)  (13,845,163)   (2,015,695)     754,574    (1,751,069)    5,327,701
Net change in unrealized
  appreciation
  (depreciation) of
  investments                   481,573   (14,197,059)   (3,638,519)   2,256,370    (4,048,963)  (10,498,635)
-------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  operations                (10,332,748)  (24,133,306)   (5,138,854)   3,210,873    (5,884,679)   (5,191,438)
-------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment
  income                     (1,857,678)   (4,287,267)     (515,294)    (199,929)           --            --
In excess of net
  investment income                  --            --            --      (19,234)           --            --
From net realized gain
  from investments and
  futures contracts                  --    (2,832,813)           --   (1,538,610)   (1,438,948)   (3,443,763)
In excess of net realized
  gain from investments
  and futures contracts              --            --            --     (135,138)           --            --
From tax return of capital           --            --            --      (95,413)           --            --
-------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  distributions              (1,857,678)   (7,120,080)     (515,294)  (1,988,324)   (1,438,948)   (3,443,763)
-------------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                        9,953,814    26,115,440    21,829,971   14,475,908     5,248,007    18,730,899
Reinvested                    1,836,517     7,060,043       499,544    1,913,383     1,424,819     3,383,651
Redeemed                    (35,935,476)  (59,836,826)  (10,148,056)  (6,765,397)  (11,150,357)  (22,516,959)
-------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from capital
  transactions              (24,145,145)  (26,661,343)   12,181,459    9,623,894    (4,477,531)     (402,409)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total Change in Net
  Assets                    (36,335,571)  (57,914,729)    6,527,311   10,846,443   (11,801,158)   (9,037,610)
-------------------------------------------------------------------------------------------------------------
Net Assets -- Beginning
  of Period                  97,912,338   155,827,067    24,739,779   13,893,336    44,049,310    53,086,920
-------------------------------------------------------------------------------------------------------------
Net Assets -- End of
  Period                   $ 61,576,767  $ 97,912,338  $ 31,267,090  $24,739,779  $ 32,248,152  $ 44,049,310
-------------------------------------------------------------------------------------------------------------

Share Transactions
Issued                        2,240,640     4,363,806     1,039,480      659,325       306,716       856,362
Reinvested                      432,122     1,340,919        24,871       88,514        92,575       180,460
Redeemed                     (7,948,539)  (10,611,610)     (502,098)    (314,798)     (675,005)   (1,049,053)
-------------------------------------------------------------------------------------------------------------
Net change in shares         (5,275,777)   (4,906,885)      562,253      433,041      (275,714)      (12,231)
-------------------------------------------------------------------------------------------------------------

*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

       The Dynamic             The Aggressive          The U.S. Government              The Money
       Growth Fund               Growth Fund                Bond Fund                  Market Fund
------------------------  ------------------------  ------------------------  ----------------------------
   2001         2000*        2001         2000*        2001         2000          2001           2000
-----------  -----------  -----------  -----------  -----------  -----------  -------------  -------------
$  (134,939) $    68,491  $   (90,056) $   (14,336) $   515,741  $   632,489  $   9,586,453  $  14,604,706
 (1,666,751)  (3,142,886)  (1,301,411)  (4,767,694)      25,520      (11,259)            --             --
 (1,319,180)     415,585   (1,261,659)     588,393     (361,286)     357,382             --             --
-----------------------------------------------------------------------------------------------------------
 (3,120,870)  (2,658,810)  (2,653,126)  (4,193,637)     179,975      978,612      9,586,453     14,604,706
-----------------------------------------------------------------------------------------------------------

     (5,789)    (277,337)        (859)     (24,369)    (515,741)    (632,489)    (9,586,453)   (14,604,706)
         --           --           --           --           --           --             --             --
         --           --           --           --           --           --             --             --
         --           --           --           --           --           --             --             --
         --           --           --           --           --           --             --             --
-----------------------------------------------------------------------------------------------------------
     (5,789)    (277,337)        (859)     (24,369)    (515,741)    (632,489)    (9,586,453)   (14,604,706)
-----------------------------------------------------------------------------------------------------------

 12,475,846   31,089,470    8,417,926   26,207,111    3,835,695    2,014,115    414,752,340    508,971,433
      5,786      277,326          861       24,342      489,366      595,524      9,405,254     14,386,159
 (6,628,468)  (8,031,167)  (5,465,726)  (9,933,960)  (4,249,585)  (2,037,500)  (435,790,875)  (522,153,383)
-----------------------------------------------------------------------------------------------------------
  5,853,164   23,335,629    2,953,061   16,297,493       75,476      572,139    (11,633,281)     1,204,209
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

  2,726,505   20,399,482      299,076   12,079,487     (260,290)     918,262    (11,633,281)     1,204,209
-----------------------------------------------------------------------------------------------------------
 20,399,482           --   12,079,487           --   13,340,425   12,422,163    233,227,442    232,023,233
-----------------------------------------------------------------------------------------------------------
$23,125,987  $20,399,482  $12,378,563  $12,079,487  $13,080,135  $13,340,425  $ 221,594,161  $ 233,227,442
-----------------------------------------------------------------------------------------------------------

  1,607,217    3,286,676    1,186,506    2,803,737      174,574       93,797    414,752,340    508,971,433
        785       32,295          132        3,097       22,263       27,758      9,405,254     14,386,159
   (866,628)    (923,412)    (824,464)  (1,270,305)    (194,436)     (95,233)  (435,790,875)  (522,153,383)
-----------------------------------------------------------------------------------------------------------
    741,374    2,395,559      362,174    1,536,529        2,401       26,322    (11,633,281)     1,204,209
-----------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Muirfield Fund

                                                2001      2000      1999      1998      1997
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period          $   4.95  $   6.32  $   6.88  $   5.47  $   5.47
-----------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                             0.01      0.20      0.09      0.08      0.11
Net gains (losses) on securities and futures
  (both realized and unrealized)                 (0.58)    (1.23)     0.89      1.51      0.91
-----------------------------------------------------------------------------------------------
Total from Investment Operations                 (0.57)    (1.03)     0.98      1.59      1.02
-----------------------------------------------------------------------------------------------

Less Distributions
From net investment income                       (0.13)    (0.19)    (0.09)    (0.08)    (0.11)
From net capital gains                              --     (0.15)    (1.45)    (0.10)    (0.91)
-----------------------------------------------------------------------------------------------
Total Distributions                              (0.13)    (0.34)    (1.54)    (0.18)    (1.02)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   4.25  $   4.95  $   6.32  $   6.88  $   5.47
-----------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)
                                               (11.52%)
                                                         (16.50%)
                                                                    16.43%
                                                                              29.33%
                                                                                        18.59%

Ratios/Supplemental Data
Net assets, end of period ($000)              $ 61,577  $ 97,912  $155,827  $125,547  $130,783
Ratio of expenses to average net assets          1.31%     1.20%     1.21%     1.24%     1.29%
Ratio of net investment income to average net
  assets                                         0.11%     2.97%     1.33%     1.23%     1.69%
Ratio of expenses to average net assets
  before expenses paid indirectly(2)             1.37%     1.20%     1.21%     1.24%     1.29%
Portfolio turnover rate (1)                    297.81%   405.88%   787.66%   128.31%   395.42%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes expenses paid indirectly in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Total Return Utilities Fund

                                                       2001     2000     1999     1998     1997
                                                     --------  -------  -------  -------  -------
Net Asset Value, Beginning of Period                 $  22.17  $ 20.34  $ 19.01  $ 17.72  $ 14.98
--------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                    0.35     0.26     0.30     0.25     0.25
Net gains (losses) on securities (both realized and
  unrealized)                                           (3.56)    3.73     3.45     1.29     3.99
--------------------------------------------------------------------------------------------------
Total from Investment Operations                        (3.21)    3.99     3.75     1.54     4.24
--------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                              (0.33)   (0.26)   (0.30)   (0.25)   (0.25)
In excess of net investment income                         --    (0.02)      --       --       --
From net capital gains                                     --    (1.64)   (2.12)      --    (1.25)
In excess of net capital gains                             --    (0.15)      --       --       --
From tax return of capital                                 --    (0.09)      --       --       --
--------------------------------------------------------------------------------------------------
Total Distributions                                     (0.33)   (2.16)   (2.42)   (0.25)   (1.50)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $  18.63  $ 22.17  $ 20.34  $ 19.01  $ 17.72
--------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)  (14.57%)  20.03%   20.01%    8.77%   28.68%

Ratios/Supplemental Data
Net assets, end of period ($000)                     $ 31,267  $24,740  $13,893  $10,455  $ 8,405
Ratio of expenses to average net assets                 1.72%    1.78%    1.80%    1.80%    1.80%
Ratio of net investment income to average net assets    1.66%    1.22%    1.48%    1.35%    1.57%
Ratio of expenses to average net assets before
  reimbursement of fees and/or expenses paid
  indirectly(2)                                         1.80%    1.85%    1.99%    2.11%    2.51%
Portfolio turnover rate(1)                             22.74%   37.07%   69.20%   51.36%   41.22%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes expenses paid indirectly in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Highlands Growth Fund

                                                        2001     2000     1999     1998      1997
                                                      --------  -------  -------  -------  --------
Net Asset Value, Beginning of Period                  $  18.66  $ 22.37  $ 21.23  $ 18.55  $  16.41
----------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                --    (0.01)   (0.01)    0.06      0.06
Net gains (losses) on securities and futures (both
  realized and unrealized)                               (2.49)   (2.17)    4.37     4.32      4.73
----------------------------------------------------------------------------------------------------
Total from Investment Operations                         (2.49)   (2.18)    4.36     4.38      4.79
----------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                  --       --       --    (0.06)    (0.06)
From net capital gains                                   (0.70)   (1.53)   (3.22)   (1.64)    (2.59)
----------------------------------------------------------------------------------------------------
Total Distributions                                      (0.70)   (1.53)   (3.22)   (1.70)    (2.65)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  15.47  $ 18.66  $ 22.37  $ 21.23  $  18.55
----------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)
                                                       (13.33%)
                                                                 (9.76%)
                                                                          21.16%
                                                                                   23.67%
                                                                                             29.28%

Ratios/Supplemental Data
Net assets, end of period ($000)                      $ 32,248  $44,049  $53,087  $43,908  $ 33,752
Ratio of expenses to average net assets                  1.64%    1.43%    1.56%    1.69%     1.87%
Ratio of net investment income (loss) to average net
  assets                                                (0.23%)  (0.04%)  (0.04%)   0.31%     0.30%
Ratio of expenses to average net assets before waiver
  of fees and/or expenses paid indirectly(2)             1.66%    1.43%    1.57%    1.70%     1.87%
Portfolio turnover rate(1)                              36.99%   58.03%   51.22%   79.98%   129.79%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived and/or expenses paid indirectly in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


The Dynamic Growth Fund
                                                                                          -
                                                                                            2001     2000*
                                                                                          --------  --------
Net Asset Value, Beginning of Period                                                      $   8.52  $  10.00
-------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                                                    --      0.04
Net gains (losses) on securities and futures (both realized and unrealized)                  (1.15)    (1.39)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                             (1.15)    (1.35)
-------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                                      --     (0.04)
In excess of net investment income                                                              --     (0.09)
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                                             --     (0.13)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                            $   7.37  $   8.52
-------------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)
                                                                                           (13.47%)
                                                                                                     (13.54%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                                          $ 23,126  $ 20,399
Ratio of expenses to average net assets(2)                                                   1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)                              (0.62%)    0.53%
Ratio of expenses to average net assets before reimbursement of fees and/or expenses paid
  indirectly(2)(4)                                                                           1.34%     1.30%
Portfolio turnover rate(1)(3)                                                              131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes expenses paid indirectly in corresponding portfolio.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Aggressive Growth Fund

                                                                              2001     2000*
                                                                            --------  --------
Net Asset Value, Beginning of Period                                        $   7.86  $  10.00
-----------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                                      --     (0.01)
Net gains (losses) on securities and futures (both realized and unrealized)    (1.34)    (2.11)
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                               (1.34)    (2.12)
-----------------------------------------------------------------------------------------------

Less Distributions
In excess of net investment income                                                --     (0.02)
-----------------------------------------------------------------------------------------------
Total Distributions                                                               --     (0.02)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $   6.52  $   7.86
-----------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)
                                                                             (17.04%)
                                                                                       (21.24%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                            $ 12,379  $ 12,079
Ratio of expenses to average net assets(2)                                     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)                (0.69%)   (0.11%)
Ratio of expenses to average net assets before reimbursement of fees and/or
  expenses paid indirectly(2)(4)                                               1.52%     1.32%
Portfolio turnover rate(1)(3)                                                126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes expenses paid indirectly in corresponding portfolio.
*   Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The U.S. Government Bond Fund

                                                     2001      2000      1999      1998      1997
                                                   --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period               $  21.92  $  21.33  $  22.14  $  21.19  $  20.64
----------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                  0.79      1.10      0.88      0.97      0.99
Net gains (losses) on securities and futures (both
  realized and unrealized)                            (0.51)     0.59     (0.81)     1.02      0.55
----------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.28      1.69      0.07      1.99      1.54
----------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                            (0.79)    (1.10)    (0.88)    (0.97)    (0.99)
From net capital gains                                   --        --        --     (0.07)       --
----------------------------------------------------------------------------------------------------
Total Distributions                                   (0.79)    (1.10)    (0.88)    (1.04)    (0.99)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $  21.41  $  21.92  $  21.33  $  22.14  $  21.19
----------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)
                                                      1.23%
                                                                8.15%
                                                                          0.35%
                                                                                    9.62%
                                                                                              7.70%

Ratios/Supplemental Data
Net assets, end of period ($000)                   $ 13,080  $ 13,340  $ 12,422  $ 11,294  $ 16,973
Ratio of expenses to average net assets               1.07%     1.00%     1.00%     1.00%     1.00%
Ratio of net investment income to average net
  assets                                              3.58%     5.12%     4.10%     4.52%     4.85%
Ratio of expenses to average net assets before
  waiver of fees(2)                                   1.13%     1.30%     1.18%     1.16%     1.14%
Portfolio turnover rate(1)                          503.20%   375.47%   352.23%   225.11%   375.64%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Money Market Fund

                                                       2001      2000      1999      1998      1997
                                                     --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                 $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                   0.040     0.060     0.049     0.052     0.053
------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.040     0.060     0.049     0.052     0.053
------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                             (0.040)   (0.060)   (0.049)   (0.052)   (0.053)
------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.040)   (0.060)   (0.049)   (0.052)   (0.053)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)    4.10%     6.20%     4.96%     5.31%     5.38%

Ratios/Supplemental Data
Net assets, end of period ($000)                     $221,594  $233,227  $232,023  $154,255  $169,335
Ratio of expenses to average net assets                 0.44%     0.41%     0.41%     0.40%     0.40%
Ratio of net investment income to average net assets    4.00%     6.01%     4.88%     5.19%     5.26%
Ratio of expenses to average net assets before
  reimbursement/waiver of fees(1)                       0.62%     0.60%     0.54%     0.59%     0.59%

(1) Ratio includes fees waived in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust offers seven separate series, and it is presently comprised of seven separate funds as follows: The Muirfield Fund(R) ("Muirfield"), The Total Return Utilities Fund ("TRUF"), The Highlands Growth Fund ("Highlands"), The Dynamic Growth Fund ("Dynamic"), The Aggressive Growth Fund ("Aggressive"), The U.S. Government
Bond Fund ("Bond") and The Money Market Fund ("Money Market") (each a "Fund" and collectively the "Funds"). Each Fund invests substantially all of its assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                                          Percentage of
                                                                        Portfolio Owned by
                                                                            Fund as of
Fund                            Portfolio                               December 31, 2001
----                            ---------                               ------------------
The Muirfield Fund(R)           Mutual Fund Portfolio                           95%
The Total Return Utilities Fund Utilities Stock Portfolio                       86%
The Highlands Growth Fund       Growth Stock Portfolio                          82%
The Dynamic Growth Fund         Growth Mutual Fund Portfolio                   100%
The Aggressive Growth Fund      Aggressive Growth Mutual Fund Portfolio        100%
The U.S. Government Bond Fund   Bond Portfolio                                 100%
The Money Market Fund           Money Market Portfolio                          82%

The financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. Each Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by each Portfolio is discussed in the Portfolios' notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been

The Flex-funds
reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2001 are as follows:

                                                             Undistributed Net
                                           Undistributed Net Realized Gains and
                                 Capital   Investment Income       Losses
                                ---------  ----------------- ------------------
The Muirfield Fund(R)           $ 752,862      $(544,533)        $(208,329)
The Total Return Utilities Fund  (120,563)        18,311           102,252
The Highlands Growth Fund         419,284         82,737          (502,021)
The Dynamic Growth Fund          (134,944)       134,944                --
The Aggressive Growth Fund        (90,082)        90,082                --
The U.S. Government Bond Fund      (3,699)       153,964          (150,265)

Investment income & expenses. The Funds record daily their proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

2.  Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of the Utilities Stock Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.10% of each Fund's average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For Money Market, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM was contractually obligated to reduce its fees and/or reimburse expenses for Dynamic, Aggressive, and Bond for the amount by which annual expenses of such Funds, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), exceed 1.25%, 1.25%, and 1.10%, respectively. Also, MAM is contractually obligated to reduce its fees and/or reimburse expenses for Money Market, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), to the extent necessary to achieve an effective yield for the Fund that will rank in the top 10% of yields for all general purpose money market funds in 2001. Such reimbursements are limited to the total fees charged to each Fund by MAM and MFSCo. Prior to May 1, 2001, Bond was capped at 1.00%. Also, prior to May 1, 2001, MAM had voluntarily reimbursed TRUF, Dynamic, and Aggressive to a cap of 1.80%, 1.10%, and 1.10%, respectively. Currently, MAM is voluntarily reimbursing both Dynamic and Aggressive to a cap of 1.20%. For the year ended December 31, 2001, MAM reimbursed $33,324, $43,463, and $89,322 to Dynamic, Aggressive, and Money Market, respectively.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and Money Market have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets.

3.  Federal Tax Information

During the year ended December 31, 2001, The Highlands Growth Fund declared a long-term capital gain distribution of $1,438,948.

                                                                 The Flex-funds

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2001, which are available to offset future capital gains, if any:

                                                Amount    Expires
                                              ----------- -------
              The Muirfield Fund(R)           $14,770,866  2008
              The Muirfield Fund(R)            11,066,871  2009
              The Total Return Utilities Fund     612,252  2009
              The Highlands Growth Fund           869,381  2009
              The Dynamic Growth Fund           3,185,661  2008
              The Dynamic Growth Fund             726,971  2009
              The Aggressive Growth Fund        4,745,009  2008
              The Aggressive Growth Fund          618,687  2009
              The U.S. Government Bond Fund       226,618  2007
              The U.S. Government Bond Fund        11,259  2008

                     End of Notes to Financial Statements
--------------------------------------------------------------------------------

Other Information Regarding Trustees and Officers (unaudited)

For information on the trustees and officers of the Trust, please see Other Information Regarding Trustees and Officers for the Portfolios, which are included elsewhere in this report.

The Flex-funds

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and The Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (including The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund and The Money Market Fund) (the Funds) as of December 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the Funds at December 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 22, 2002

                                                                 The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

The Flex-funds

Statements of Assets & Liabilities
December 31, 2001
--------------------------------------------------------------------------------


                                                            Mutual     Utilities
                                                             Fund        Stock
                                                           Portfolio   Portfolio
                                                          ----------- -----------
Assets
Investments, at value*                                    $59,413,511 $34,534,564
Repurchase agreements, at value*                            6,427,000   1,368,000
Trustee deferred compensation investments, at value            99,341      22,472
Cash                                                              856         767
Receivable for securities sold                                     --          --
Receivable for net variation margin on futures contracts           --          --
Receivable from corresponding Fund                                 --          --
Interest and dividend receivable                               51,101      51,419
Prepaid expenses/other assets                                  28,903      19,810
---------------------------------------------------------------------------------
Total Assets                                               66,020,712  35,997,032
---------------------------------------------------------------------------------

Liabilities
Payable for securities purchased                                   --          --
Payable for net variation margin on futures contracts              --          --
Payable for Trustee Deferred Compensation Plan                 99,341      22,472
Payable to custodian for cash overdraft                            --          --
Payable to investment advisor                                  49,056      27,722
Accrued fund accounting fees                                    3,760       3,044
Other accrued liabilities                                      17,019      16,867
---------------------------------------------------------------------------------
Total Liabilities                                             169,176      70,105
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Net Assets                                          $65,851,536 $35,926,927
---------------------------------------------------------------------------------

Net Assets
Capital                                                   $64,270,921 $35,509,659
Net unrealized appreciation (depreciation) of investments   1,580,615     417,268
---------------------------------------------------------------------------------
Total Net Assets                                          $65,851,536 $35,926,927
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
* Securities at cost                                      $64,259,896 $35,485,296
---------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

                  Growth     Aggressive
  Growth          Mutual       Growth                     Money
   Stock           Fund      Mutual Fund     Bond        Market
 Portfolio       Portfolio    Portfolio    Portfolio    Portfolio
------------    -----------  -----------  -----------  ------------
$ 40,174,901    $21,669,189  $12,068,060  $13,122,704  $243,229,877
     148,000             --           --      383,000    24,927,000
      44,097          8,190        7,145       17,987        49,418
         103             --           --          623           746
      46,231             --           --           --            --
          --          4,200        2,100           --            --
          --             --           --           --       374,607
      37,050            987          684       34,306     1,834,618
      15,979            630           47          582        16,456
-------------------------------------------------------------------
  40,466,361     21,683,196   12,078,036   13,559,202   270,432,722
-------------------------------------------------------------------

      56,114             --           --           --            --
       8,950             --           --           --            --
      44,097          8,190        7,145       17,987        49,418
          --         14,476      169,454           --            --
      32,360         13,470        7,723        4,322        35,101
       3,311          2,333        1,528        1,662         6,079
      19,585          9,603       11,498        8,737        12,172
-------------------------------------------------------------------
     164,417         48,072      197,348       32,708       102,770
-------------------------------------------------------------------
-------------------------------------------------------------------
 $40,301,944    $21,635,124  $11,880,688  $13,526,494  $270,329,952
-------------------------------------------------------------------

$ 40,768,398    $22,538,718  $12,553,952  $13,538,134  $270,329,952
    (466,454)      (903,594)    (673,264)     (11,640)           --
-------------------------------------------------------------------
$40,301,944     $21,635,124  $11,880,688  $13,526,494  $270,329,952
-------------------------------------------------------------------
-------------------------------------------------------------------
$40,789,355     $22,572,783  $12,741,324  $13,517,344  $268,156,877
-------------------------------------------------------------------

The Flex-funds

Statements of Operations
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------


                                                                             Mutual       Utilities
                                                                              Fund          Stock
                                                                            Portfolio     Portfolio
                                                                           ------------  -----------
Investment Income
Interest                                                                   $    954,373  $    88,283
Dividends                                                                       197,769    1,167,055
-----------------------------------------------------------------------------------------------------
Total Investment Income                                                       1,152,142    1,255,338
-----------------------------------------------------------------------------------------------------
Expenses
Investment advisor                                                              734,145      369,614
Fund accounting                                                                  44,731       36,391
Trustee                                                                          39,883       14,666
Audit                                                                            11,749       12,749
Custodian                                                                        34,470       18,757
Legal                                                                             2,267        2,267
Insurance                                                                         3,257          916
Other                                                                             7,683        8,300
-----------------------------------------------------------------------------------------------------
Total Expenses                                                                  878,185      463,660
-----------------------------------------------------------------------------------------------------

Investment advisor fees waived                                                       --           --
Expenses paid indirectly                                                        (52,085)     (31,913)
-----------------------------------------------------------------------------------------------------
Total Net Expenses                                                              826,100      431,747
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                    326,042      823,591
-----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from futures contracts                                 530,165           --
Net realized gain (loss) from investment transactions and distributions of
  realized gains by other investment companies                              (12,210,475)  (2,260,797)
Net change in unrealized appreciation (depreciation) of investments             453,972   (4,483,414)
-----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                      (11,226,338)  (6,744,211)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                         $(10,900,296) $(5,920,620)
-----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

                         Growth     Aggressive
         Growth          Mutual       Growth                   Money
          Stock           Fund      Mutual Fund    Bond       Market
        Portfolio       Portfolio    Portfolio   Portfolio   Portfolio
       ------------    -----------  -----------  ---------  -----------
       $     79,993    $    54,747  $    44,298  $ 669,429  $14,785,675
            588,820         34,425          973         --           --
       -----------------------------------------------------------------
            668,813         89,172       45,271    669,429   14,785,675
       -----------------------------------------------------------------
            470,064        163,473       98,167     57,670      978,323
             38,477         26,796       18,089     19,417       70,133
             23,243          9,724        8,691      9,401        9,026
             13,250         11,749       13,757     12,001       13,847
             37,399          7,250        6,469      4,078       51,570
              2,267          3,255        3,254      2,267        1,328
              2,267            325          222        201       16,088
              9,186            782          810      1,090        7,737
       -----------------------------------------------------------------
            596,153        223,354      149,459    106,125    1,148,052
       -----------------------------------------------------------------

                 --             --           --     (8,012)    (461,679)
            (8,809)        (35,684)     (21,107)        --           --
       -----------------------------------------------------------------
            587,344        187,670      128,442     98,113      686,373
       -----------------------------------------------------------------
       -----------------------------------------------------------------
             81,469        (98,498)     (83,171)   571,316   14,099,302
       -----------------------------------------------------------------

           (311,340)      (308,137)    (158,375)        --           --
         (2,703,931)    (1,358,607)  (1,143,029)    25,520           --
         (4,413,855)    (1,319,175)  (1,261,652)  (361,296)          --
       -----------------------------------------------------------------
         (7,429,126)    (2,985,919)  (2,563,056)  (335,776)          --
       -----------------------------------------------------------------
       -----------------------------------------------------------------
        $(7,347,657)   $(3,084,417) $(2,646,227) $ 235,540  $14,099,302
       -----------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and December 31, 2000
--------------------------------------------------------------------------------


                            Mutual Fund Portfolio    Utilities Stock Portfolio    Growth Stock Portfolio
                         --------------------------  -------------------------  --------------------------
                             2001          2000          2001         2000          2001          2000
                         ------------  ------------  ------------  -----------  ------------  ------------
Operations
Net investment income
  (loss)                 $    326,042  $  4,898,877  $    823,591  $   372,913  $     81,469  $    189,165
Net realized gain (loss)
  from investments and
  futures contracts       (11,680,310)  (15,638,058)   (2,260,797)   1,099,155    (3,015,271)    6,090,438
Net change in unrealized
  appreciation
  (depreciation) of
  investments                 453,972   (16,178,338)   (4,483,414)   2,829,342    (4,413,855)  (12,741,784)
-----------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  operations              (10,900,296)  (26,917,519)   (5,920,620)   4,301,410    (7,347,657)   (6,462,181)
-----------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions              10,615,294    29,000,906    22,964,327   16,474,250     6,402,311    27,976,752
Withdrawals               (42,465,682)  (72,022,261)  (12,007,187)  (7,936,346)  (15,939,452)  (29,545,301)
-----------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  transactions of
  investors' beneficial
  interests               (31,850,388)  (43,021,355)   10,957,140    8,537,904    (9,537,141)   (1,568,549)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total Change in Net
  Assets                  (42,750,684)  (69,938,874)    5,036,520   12,839,314   (16,884,798)   (8,030,730)
-----------------------------------------------------------------------------------------------------------

Net Assets--Beginning
  of Period               108,602,220   178,541,094    30,890,407   18,051,093    57,186,742    65,217,472
-----------------------------------------------------------------------------------------------------------
Net Assets--End of
  Period                 $ 65,851,536  $108,602,220  $ 35,926,927  $30,890,407  $ 40,301,944  $ 57,186,742
-----------------------------------------------------------------------------------------------------------

*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


      Growth Mutual           Aggressive Growth
     Fund Portfolio         Mutual Fund Portfolio        Bond Portfolio           Money Market Portfolio
------------------------  ------------------------  ------------------------  ------------------------------
   2001         2000*        2001         2000*        2001         2000          2001            2000
-----------  -----------  -----------  -----------  -----------  -----------  -------------  ---------------
$   (98,498) $    82,270  $   (83,171) $    (2,004) $   571,316  $   700,946  $  14,099,302  $    62,333,054
 (1,666,744)  (3,142,868)  (1,301,404)  (4,767,669)      25,520      (11,259)            --               --
 (1,319,175)     415,581   (1,261,652)     588,388     (361,296)     357,387             --               --
-------------------------------------------------------------------------------------------------------------
 (3,084,417)  (2,645,017)  (2,646,227)  (4,181,285)     235,540    1,047,074     14,099,302       62,333,054
-------------------------------------------------------------------------------------------------------------

 10,909,347   31,083,344    7,945,102   26,216,975    3,814,423    2,009,840    638,416,530    4,173,139,320
 (6,564,239)  (8,063,894)  (5,484,611)  (9,969,266)  (3,883,881)  (2,123,360)  (679,391,675)  (5,042,463,181)
-------------------------------------------------------------------------------------------------------------
  4,345,108   23,019,450    2,460,491   16,247,709      (69,458)    (113,520)   (40,975,145)    (869,323,861)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
  1,260,691   20,374,433     (185,736)  12,066,424      166,082      933,554    (26,875,843)    (806,990,807)
-------------------------------------------------------------------------------------------------------------

 20,374,433           --   12,066,424           --   13,360,412   12,426,858    297,205,795    1,104,196,602
-------------------------------------------------------------------------------------------------------------
$21,635,124  $20,374,433  $11,880,688  $12,066,424  $13,526,494  $13,360,412  $ 270,329,952  $   297,205,795
-------------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Mutual Fund Portfolio

                                                       2001      2000      1999     1998     1997
                                                     --------  --------  -------- -------- --------
Total Return                                          (10.21%)  (15.30%)   17.39%   30.23%   19.29%

Net assets, end of period ($000)                     $ 65,852  $108,602  $178,541 $140,808 $144,533
Ratio of expenses to average net assets                 1.02%     0.88%     0.86%    0.91%    0.89%
Ratio of net investment income to average net assets    0.40%     3.28%     1.69%    1.56%    2.08%
Ratio of expenses to average net assets before
  expenses paid indirectly                              1.08%     0.88%     0.86%    0.91%    0.89%
Portfolio turnover rate                               297.81%   405.88%   787.66%  128.31%  395.42%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Utilities Stock Portfolio

                                                               2001     2000    1999    1998    1997
                                                             --------  ------- ------- ------- -------
Total Return                                                  (13.65%)  21.81%  21.81%  10.33%  30.41%

Net assets, end of period ($000)                             $ 35,927  $30,890 $18,051 $13,220 $10,670
Ratio of expenses to average net assets                         1.17%    1.29%   1.35%   1.44%   1.60%
Ratio of net investment income to average net assets            2.23%    1.74%   1.94%   1.73%   1.79%
Ratio of expenses to average net assets before expenses paid
  indirectly                                                    1.25%    1.30%   1.35%   1.46%   1.65%
Portfolio turnover rate                                        22.74%   37.07%  69.20%  51.36%  41.22%

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Growth Stock Portfolio

                                                           2001     2000     1999    1998     1997
                                                         --------  -------  ------- ------- --------
Total Return                                              (12.05%)  (8.33%)  22.72%  24.58%   31.15%

Net assets, end of period ($000)                         $ 40,302  $57,187  $65,217 $51,168 $ 33,394
Ratio of expenses to average net assets                     1.24%    1.10%    1.15%   1.25%    1.34%
Ratio of net investment income to average net assets        0.17%    0.29%    0.39%   0.77%    0.83%
Ratio of expenses to average net assets before waiver of
  fees and/or expenses paid indirectly                      1.26%    1.12%    1.16%   1.26%    1.34%
Portfolio turnover rate                                    36.99%   58.03%   51.22%  79.98%  129.79%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Growth Mutual Fund Portfolio

                                                                             2001     2000*
                                                                           --------  --------
Total Return(1)                                                             (12.44%)  (12.62%)

Net assets, end of period ($000)                                           $ 21,635  $ 20,374
Ratio of expenses to average net assets(2)                                    0.86%     0.99%
Ratio of net investment income (loss) to average net assets(2)               (0.45%)    0.63%
Ratio of expenses to average net assets before expenses paid indirectly(2)    1.02%     0.99%
Portfolio turnover rate(1)                                                  131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Aggressive Growth Mutual Fund Portfolio

                                                                             2001     2000*
                                                                           --------  --------
Total Return(1)                                                             (16.01%)  (20.32%)
Net assets, end of period ($000)                                           $ 11,881  $ 12,066
Ratio of expenses to average net assets(2)                                    0.98%     1.00%
Ratio of net investment income (loss) to average net assets(2)               (0.64%)   (0.02%)
Ratio of expenses to average net assets before expenses paid indirectly(2)    1.14%     1.00%
Portfolio turnover rate(1)                                                  126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Bond Portfolio

                                                           2001     2000     1999     1998     1997
                                                         -------- -------- -------- -------- --------
Total Return                                                2.30%    9.15%    1.35%   10.62%    8.70%

Net assets, end of period($000)                          $ 13,526 $ 13,360 $ 12,427 $ 10,996 $ 16,909
Ratio of expenses to average net assets                     0.68%    0.45%    0.54%    0.57%    0.57%
Ratio of net investment income to average net assets        3.96%    5.66%    4.57%    4.97%    5.27%
Ratio of expenses to average net assets before waiver of
  fees                                                      0.74%    0.75%    0.73%    0.73%    0.71%
Portfolio turnover rate                                   503.20%  375.47%  352.23%  225.11%  375.64%

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Money Market Portfolio

                                                           2001     2000      1999      1998     1997
-                                                        -------- -------- ---------- -------- --------
Total Return                                                4.54%    6.61%      5.37%    5.71%    5.78%

Net assets, end of period($000)                          $270,330 $297,206 $1,104,197 $798,269 $587,019
Ratio of expenses to average net assets                     0.21%    0.19%      0.18%    0.18%    0.18%
Ratio of net investment income to average net assets        4.26%    6.05%      5.07%    5.39%    5.47%
Ratio of expenses to average net assets before waiver of
  fees                                                      0.35%    0.30%      0.30%    0.30%    0.31%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

Each fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio"; collectively the "Portfolios") having the same investment objective as the fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolios qualify as partnerships, and each investor in the corresponding Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the corresponding Portfolio. Accordingly, as a "pass-through" entity, the Portfolios pay no income dividends or capital gain distributions. The investment objective of each Portfolio is as follows:

   The Mutual Fund Portfolio seeks growth of capital by investing primarily in other growth mutual funds that are not affiliated with the portfolio.

   The Utilities Stock Portfolio seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities that generate power from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

   The Growth Stock Portfolio seeks growth of capital by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.

   The Growth Mutual Fund Portfolio and the Aggressive Growth Mutual Fund Portfolio seek growth of capital by investing primarily in other mutual funds that are not affiliated with the portfolios.

   The Bond Portfolio seeks to maximize current income through investments in securities, which are issued or guaranteed as to principal and interest, by the U.S. government or any of its agencies or instrumentalities and repurchase agreements involving these U.S. government securities.

   The Money Market Portfolio seeks to provide current income while maintaining a stable share price of $1.00 by investing primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 p.m. Eastern Time. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the six remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. In non-Money Market Portfolios, when such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements. Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the

The Flex-funds
repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options. Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those that are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Transactions in options written during the year ended December 31, 2001, were as follows:

                                                         Number
                                                           of     Premiums
    Bond Portfolio                                      Contracts Received
    --------------                                      --------- --------
    Options outstanding at December 31, 2000                 0    $      0
    Options written                                        120      60,627
    Options terminated in closing purchase transactions   (120)    (60,627)
    Options expired                                          0           0
    Options exercised                                        0           0
    Options outstanding at December 31, 2001                 0    $      0

Federal income taxes. The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Each Portfolio, except Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio, has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

                                                                 The Flex-funds

2.  Investment Transactions

For the year ended December 31, 2001, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

                                                Purchases      Sales
                                               ------------ ------------
       Mutual Fund Portfolio                   $215,017,854 $205,678,786
       Utilities Stock Portfolio                 21,265,101    7,946,381
       Growth Stock Portfolio                    16,931,786   24,558,769
       Growth Mutual Fund Portfolio              33,241,731   26,863,414
       Aggressive Growth Mutual Fund Portfolio   18,747,887   15,199,371
       Bond Portfolio                            45,259,379   39,338,278

As of December 31, 2001, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                        Cost basis                             Net unrealized
                                            of        Unrealized   Unrealized   appreciation
                                        investments  appreciation depreciation (depreciation)
                                        ------------ ------------ ------------ --------------
Mutual Fund Portfolio                   $ 64,259,896  $1,632,181  $   (51,566)  $ 1,580,615
Utilities Stock Portfolio                 35,572,891   4,323,098   (3,993,425)      329,673
Growth Stock Portfolio                    42,308,609   5,811,184   (7,796,892)   (1,985,708)
Growth Mutual Fund Portfolio              22,918,969     324,989   (1,574,769)   (1,249,780)
Aggressive Growth Mutual Fund Portfolio   13,312,585     329,098   (1,573,623)   (1,244,525)
Bond Portfolio                            13,520,078          24      (14,398)      (14,374)
Money Market Portfolio                   268,156,877          --           --            --

3.  Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

For such services the Portfolios pay a fee at the following annual rates:
Mutual Fund Portfolio, Utilities Stock Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Utilities Stock Portfolio, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 2001, MAM voluntarily waived $8,012 and $461,679 of investment advisory fees in the Bond Portfolio and the Money Market Portfolio, respectively. If these fees had not been voluntarily waived the expense ratios, as illustrated in the financial highlights, for the Portfolios and their corresponding fund would have been higher.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, received distribution fees from underlying holdings of the Mutual Fund Portfolio, Growth Mutual Fund Portfolio, and Aggressive Growth Mutual Fund Portfolio. ADS deposits these fees back into the aforementioned Portfolios in an effort to reduce expenses. During the year ended December 31, 2001, ADS deposited $52,085, $35,684, and $21,017 of distribution fees received into the Mutual Fund Portfolio, Growth Mutual Fund Portfolio, and Aggressive Growth Mutual Fund Portfolio, respectively.


The Flex-funds

Also, ADS has an arrangement with the Utilities Stock Portfolio and Growth Stock Portfolio whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Portfolios. For the year ended December 31, 2001, ADS received $18,792 and $9,222 in commissions in connection with the purchase and sale of investments for the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. For the same time period ADS paid $31,913 and $8,809 of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively, expenses under this arrangement.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:
    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $7,500 for each Portfolio, except
           $30,000 for the Money Market Portfolio.

                     End of Notes to Financial Statements
--------------------------------------------------------------------------------

Other Information Regarding Trustees and Officers (unaudited)


Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolios and elect their officers. The officers are responsible for the Portfolios' day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and     Position and Length of       Principal Occupation
Year of Birth             Service(2)                  During Past Five Years
-------------             ----------------------     --------------------------
Robert S. Meeder, Sr.*    Trustee and President      Chairman of Meeder
Year of Birth: 1929                                  AssetManagement, Inc., an
                                                     investmentadvisor;
                                                     Chairman and Director
                                                     ofMutual Funds Service
                                                     Co., the FundComplex's
                                                     transfer agent; Director
                                                     ofAdviser Dealer
                                                     Services, Inc., theFund
                                                     Complex's Distributor.

Milton S. Bartholomew     Trustee                    Retired; formerly a
Year of Birth: 1929                                  practicing attorneyin
                                                     Columbus, Ohio; member of
                                                     theFund Complex's Audit
                                                     Committee.

Roger D. Blackwell        Trustee                    Professor of Marketing
Year of Birth: 1940                                  and ConsumerBehavior, The
                                                     Ohio State
                                                     University;President of
                                                     Blackwell
                                                     Associates,Inc., a
                                                     strategic consulting firm.

Robert S. Meeder, Jr.*    Trustee and Vice President President of Meeder
Year of Birth: 1961                                  AssetManagement, Inc.

Walter L. Ogle            Trustee                    Retired; formerly
Year of Birth: 1937                                  Executive VicePresident
                                                     of Aon Consulting,
                                                     anemployee benefits
                                                     consulting group;member
                                                     of the Fund Complex's
                                                     AuditCommittee.

Charles A. Donabedian     Trustee                    President, Winston
Year of Birth: 1943                                  Financial, Inc.,which
                                                     provides a variety of
                                                     marketingconsulting
                                                     services to
                                                     investmentmanagement
                                                     companies; CEO,Winston
                                                     Advisors, Inc., an
                                                     investmentadvisor; member
                                                     of the FundComplex's
                                                     Audit Committee.

                                                                 The Flex-funds

 Name, Address(1), and     Position and Length of      Principal Occupation
 Year of Birth             Service(2)                 During Past Five Years
 -------------             ----------------------    -------------------------

 James W. Didion           Trustee                   Retired; formerly
 Year of Birth: 1930                                 Executive VicePresident
                                                     of Core Source, Inc.,
                                                     anemployee benefit and
                                                     Workers'Compensation
                                                     administration
                                                     andconsulting firm
                                                     (1991-1997).

 Jack W. Nicklaus          Trustee                   Designer, Nicklaus
 Year of Birth: 1961                                 Design, a golfcourse
                                                     design firm and division
                                                     of TheNicklaus Companies.

(1) The address of each Trustee is 6000 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolios. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolios.

The Flex-funds

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and The Board of Trustees of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, Growth Mutual Fund Portfolio, Aggressive Growth Mutual Fund Portfolio, Bond Portfolio, and Money Market Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, Growth Mutual Fund Portfolio, Aggressive Growth Mutual Fund Portfolio, Bond Portfolio and Money Market Portfolio (the Portfolios), including the schedules of investments, as of December 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios at December 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 22, 2002

                                                                 The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Manager and Investment Advisor:
Meeder Asset Management
6000 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/The Utilities Stock Portfolio
Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Subadvisor/The Growth Stock Portfolio
Sector Capital Management L.L.C.
51 Germantown Court, Suite 309
Cordova, TN 38018

Board of Trustees
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder, Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle

Custodian
U.S. Bank, N.A.
Cincinnati, Ohio 45201

Transfer Agent Dividend Disbursing Agent
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, Ohio 43017

Auditors
KPMG LLP
Columbus, Ohio 43215

The Flex-funds
--------------

    P.O. Box 7177
    Dublin, Ohio 43017
    TOLL FREE (800)325-3539

    Email:flexfunds@meederfinancial.com
    Internet: www.flexfunds.com